                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                           HOUSTON, TEXAS 77251-1401

                            ------------------------

                  NOTICE TO CONTRACTOWNERS OF SPECIAL MEETING
                  OF SHAREHOLDERS OF THE SIERRA VARIABLE TRUST
                        TO BE HELD ON DECEMBER 23, 1997

Dear Contractowner:

     The Variable Account Value of your Sierra Advantage variable annuity contract or your Sierra Asset Manager variable annuity contract has been allocated at your discretion to investment divisions of Separate Account D of American General Life Insurance Company ("American General Life"). These divisions invest in corresponding funds or portfolios of The Sierra Variable Trust, a mutual fund (the "Trust").

     As a Contractowner of record at the close of business on November 3, 1997 (the "Record Date"), you are hereby offered the opportunity to instruct American General Life as to how it should vote on proposals to be considered at a Special Meeting of Shareholders of the Trust, relating to the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"); and the Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio and Value Portfolio (the "Portfolios"). American General Life's Separate Account D, is, and was on the Record Date, the sole shareholder of the Portfolios and, along with the Portfolios, of the Funds.

     The Special Meeting will be held at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, on December 23, 1997 at 11 a.m. Pacific Time, to consider the approval of (1) a new Board of Trustees; (2) a new investment management agreement between the Trust and Composite Research & Management Co. ("Composite") on behalf of each Fund and Portfolio; (3) implementation of a structure for the Trust which would permit the Board of Trustees to replace or appoint investment sub-advisers for each Fund without the necessity of seeking Contractowner approval; (4) a new investment sub-advisory agreement for the Growth Fund and Emerging Growth Fund between Composite and Janus Capital Corporation; and (5) a new investment sub-advisory agreement for the International Growth Fund between Composite and Warburg Pincus Asset Management, Inc.

     Attached to this Notice is the Information Statement of American General Life, a Notice of Special Meeting of Shareholders and the Proxy Statement of the Trust. You are urged to read both of these statements prior to completing your Voting Instruction Card(s).

     American General Life with Sierra Investment Advisors Corporation, the Funds' investment adviser, and Sierra Investment Services Corporation, the Portfolios' investment adviser and the Trust's principal underwriter, are committed to quality products and services and to earning your trust and confidence. Please acknowledge this commitment by completing your voting instructions and returning it to American General Life.

                                          Timothy W. Still
                                          Vice President

                                   IMPORTANT

     IT IS IMPORTANT THAT YOUR CONTRACT BE REPRESENTED. PLEASE MARK YOUR PREFERENCE ON THE VOTING INSTRUCTIONS, SIGN AND DATE IT, AND MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL HELP ENSURE THAT YOUR INTERESTS ARE REPRESENTED.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                           HOUSTON, TEXAS 77251-1401

                            ------------------------

                  INFORMATION STATEMENT ON THE SPECIAL MEETING
                  OF SHAREHOLDERS OF THE SIERRA VARIABLE TRUST
                        TO BE HELD ON DECEMBER 23, 1997

                                    GENERAL

     This information statement is being furnished by American General Life Insurance Company ("American General Life"), a Texas stock life insurance company, to owners of the Sierra Advantage variable annuity contract and the Sierra Asset Manager variable annuity contract ("Contractowners") whose Variable Account Values were allocated to American General Life's Separate Account D as of November 3, 1997 (the "Record Date"). American General Life is an indirect, wholly owned subsidiary of American General Corporation.

     American General Life is required to offer Contractowners the opportunity to instruct American General Life as to how it should vote on the proposals to be considered at a Special Meeting of the Shareholders of The Sierra Variable Trust ("the Trust"), relating to the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"); and the Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio and Value Portfolio (the "Portfolios"), referred to in the foregoing Notice and any adjournments thereof (the "Special Meeting").

     The proposals scheduled to be considered at the Special Meeting are the approval of (1) a new Board of Trustees; (2) a new investment management agreement between the Trust and Composite Research & Management Co. ("Composite") on behalf of each Fund and Portfolio; (3) implementation of a structure for the Trust which would permit the Board of Trustees to replace or appoint investment sub-advisers for each Fund without the necessity of seeking Contractowner approval; (4) a new investment sub-advisory agreement for the Growth Fund and Emerging Growth Fund between Composite and Janus Capital Corporation ; and (5) a new investment sub-advisory agreement for the International Growth Fund between Composite and Warburg Pincus Asset Management, Inc.

     Separate Account D (the "Separate Account") is registered with the Securities and Exchange Commission as an investment company in unit investment trust form. A Contractowner's Variable Account Value can be, at the Contractowner's direction, allocated to one or more of the investment divisions of the Separate Account. The assets in each division are invested in shares of beneficial interest in the corresponding Funds or Portfolios of the Trust, a series-type mutual fund. The following Funds and Portfolios are available for investment divisions of the Separate Account:

                               FUNDS                                  PORTFOLIOS
        ---------------------------------------------------    -------------------------
        Global Money Fund                                      Capital Growth Portfolio
        Short Term High Quality Bond Fund                      Growth Portfolio
        U.S. Government Fund                                   Balanced Portfolio
        Corporate Income Fund                                  Value Portfolio
        Growth and Income Fund
        Growth Fund
        Emerging Growth Fund
        International Growth Fund
        Short Term Global Government Fund*

---------------

* Information regarding this fund will be included in a separate proxy statement

     The principal executive offices of American General Life are located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

     This Information Statement and the accompanying Proxy Statement and Voting Instruction Card(s) are first being mailed to Contractowners on or about November 25, 1997.

            HOW TO INSTRUCT AMERICAN GENERAL LIFE INSURANCE COMPANY

     To instruct American General Life as to how to vote the shares of beneficial interest of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund, International Growth Fund, Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio and Value Portfolio (the "Shares") held in the Separate Account division, Contractowners are asked promptly to date, mark their preference on, sign and mail the enclosed Voting Instruction Card(s) in the accompanying postage-paid envelope.

     IF A PREFERENCE IS NOT MARKED ON A VOTING INSTRUCTION CARD, ITS RETURN WILL BE TREATED AS AN INSTRUCTION TO VOTE THE SHARES IN FAVOR OF THE PROPOSALS.

     The number of Shares of the Funds and Portfolios for which Contractowners may provide voting instructions (in aggregate, "Shares Attributable to Contractowners") was determined by dividing (i) the Contractowners Variable Account Value attributable to each Fund and Portfolio by (ii) the net asset value of one share of each Fund and Portfolio as of the Record Date.

     At any time prior to American General Life's voting at the Special Meeting on December 23, 1997, or any adjournment thereof, of the Shares held in each division of Separate Account D, a person executing a Voting Instruction Card with respect to such division may revoke it by giving written notice to Timothy
W. Still, Vice President of Annuity Administration, American General Life.

             HOW AMERICAN GENERAL LIFE INSURANCE COMPANY WILL VOTE

     Currently, American General Life's Separate Account D, either directly or indirectly, owns all shares of the Trust and may be deemed to control the Trust. Accordingly, only Contractowners of American General Life will have the opportunity to provide voting instructions with respect to the proposals to be considered at the Special Meeting. As of the Record Date, there were 76,600,105 Shares of the Trust outstanding, including the following number of Shares of the Funds and Portfolios:

                                DIVISION                                  SHARES AS OF RECORD DATE
------------------------------------------------------------------------  ------------------------
Global Money Fund.......................................................         31,449,815
Short Term High Quality Bond Fund.......................................          4,944,132
U.S. Government Fund....................................................          6,127,345
Corporate Income Fund...................................................          5,053,151
Growth and Income Fund..................................................          5,799,161
Growth Fund.............................................................          7,782,722
Emerging Growth Fund....................................................          3,183,116
International Growth Fund...............................................          4,404,893
Capital Growth Portfolio................................................             49,466
Growth Portfolio........................................................            104,060
Balanced Portfolio......................................................            198,762
Value Portfolio.........................................................              9,807

     American General Life will vote all Shares attributable to Contractowners in each division of Separate Account D, for or against approval of the proposals, or withhold its vote, in the same proportion as the votes cast by American General Life in accordance with voting instructions it has received. Shares attributable to amounts retained by American General Life in each Division or shares of the Funds held by the Portfolios will be voted in the same proportion as Shares held in the Division are voted pursuant to voting instructions.

                                 OTHER MATTERS

     American General Life is not aware of any matters, other than the aforementioned proposals, to be acted on at the Special Meeting. If any other matters come before the Special Meeting, American General Life will vote the Shares upon such matters in its discretion. American General Life reserves the right to vote for adjournment of the Special Meeting for the purpose of further solicitation of instructions.

     In addition to solicitation by mail, voting instructions may be solicited in person or by telephone by employees or agents of American General Life. Instructions may be recorded pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized. All expenses incurred in connection with the solicitation of voting instructions will be borne by Composite and its affiliates. Solicitation will be primarily by mail, but may also be by telephone, telegram or personal interview.

     PLEASE MARK YOUR PREFERENCE ON THE VOTING INSTRUCTION CARD(S), THEN SIGN, DATE AND MAIL IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. IT IS IMPORTANT THAT YOUR CONTRACT BE REPRESENTED.

                           THE SIERRA VARIABLE TRUST
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 23, 1997

TO THE SHAREHOLDERS OF THE SIERRA VARIABLE TRUST:

     You are cordially invited to attend a special meeting of the shareholders of The Sierra Variable Trust (the "Trust"), a Massachusetts business trust, on December 23, 1997 at 11:00 a.m. Pacific Time or at any adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation, 9301 Corbin Avenue, Suite 333, Northridge, California 91324. Shareholders of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (each a "Fund," and collectively the "Funds"); and the Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio and Value Portfolio (each a "Portfolio," and collectively the "Portfolios"), will be asked to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

     PROPOSAL 1:  To consider and act upon a proposal to elect a Board of
                  Trustees of the Trust (voted on by the shareholders of the Trust as a whole).

     PROPOSAL 2:  To approve a new Investment Management Agreement between the
                  Trust, on behalf of each Fund and Portfolio, and Composite Research & Management Co. ("Composite") (voted on separately by shareholders of each Fund and Portfolio).

     PROPOSAL 3:  To approve a proposal which would authorize the Board of
                  Trustees to replace or appoint investment sub-advisers for each Fund without the necessity of seeking shareholder approval (voted on separately by shareholders of each Fund).

     PROPOSAL 4:  To approve a new Investment Sub-Advisory Agreement for the
                  Growth Fund between Composite and Janus Capital Corporation ("Janus") (voted on by shareholders of the Growth Fund only).

     PROPOSAL 5:  To approve a new Investment Sub-Advisory Agreement for the
                  Emerging Growth Fund between Composite and Janus (voted on by shareholders of the Emerging Growth Fund only).

     PROPOSAL 6:  To approve a new Investment Sub-Advisory Agreement for the
                  International Growth Fund between Composite and Warburg Pincus Asset Management, Inc. (voted on by shareholders of the International Growth Fund only).

     Only shareholders of the Trust at the close of business on November 3, 1997 are entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Short Term Global Government Fund will receive a separate proxy statement regarding the election of Trustees, as well as certain issues related solely to that fund of the Trust.

     Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed proxy card(s). A postage paid envelope is enclosed for your convenience so that you may return your proxy card(s) as soon as possible. It is most important and in your interest for you to sign and date your proxy card(s) and return it so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.

                                          By Order of the Board of Trustees

                                          Keith B. Pipes
                                          President

Dated: November 25, 1997

                           THE SIERRA VARIABLE TRUST
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished by the Board of Trustees (the "Board") of The Sierra Variable Trust (the "Trust") on behalf of Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth Fund, Emerging Growth Fund, Growth and Income Fund and International Growth Fund (each a "Fund," and collectively the "Funds"); and the Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio and Value Portfolio (each a "Portfolio," and collectively "Portfolios"), in connection with the solicitation of proxies for use at the special meeting of shareholders of the Trust to be held on December 23, 1997, at 11:00 a.m. Pacific Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation ("Sierra Administration"), 9301 Corbin Avenue, Suite 333, Northridge, California 91324. It is expected that the Notice of Special Meeting, the Proxy Statement and proxy cards will be mailed to shareholders on or about November 25, 1997.

     The primary purpose of the Special Meeting is to (1) ask shareholders to elect a Board of Trustees, (2) permit shareholders of each Fund and Portfolio to consider a new Investment Management Agreement (the "New Management Agreement") between the Trust and Composite Research & Management Co. ("Composite"), (3) seek approval of a proposal which would authorize the Board to replace or appoint investment sub-advisers for each Fund without the necessity of seeking shareholder approval, and (4) permit shareholders of each of the Growth, Emerging Growth and International Growth Funds to consider new Investment Sub-Advisory Agreements (each a "New Sub-Advisory Agreement") to take effect following the effectiveness of the New Management Agreement. The Trust's New Management Agreement is similar in substance to the Trust's current Investment Advisory Agreements (the "Current Advisory Agreements") for the Funds and the Portfolios although in the case of the Global Money, Short Term High Quality Bond, U.S. Government, Corporate Income and the Growth and Income Funds, Composite, rather than a sub-adviser, will retain investment discretion for such Funds. The New Sub-Advisory Agreements are substantially identical to each applicable Fund's current Investment Sub-Advisory Agreement (each a "Current Sub-Advisory Agreement"), except for the parties, dates of execution, effectiveness and initial term.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 11:00 a.m. Pacific Time on December 23, 1997. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if the Proxy is returned and no instructions are specified, shares will be voted FOR each proposal described above (each a "Proposal" and, together, the "Proposals"). All shareholders of the Trust are entitled to vote on Proposals 1 and 2. Only shareholders of the Funds may vote on Proposal 3, which would permit the Board of Trustees to appoint sub-advisers without shareholder approval. With respect to Proposals 4, 5 and 6, shareholders of the Growth Fund, Emerging Growth Fund and International Growth Fund, respectively, may vote on the applicable Sub-Advisory Agreements. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting. This Proxy Statement solicits votes on Proposals affecting more than one Fund and Portfolio as set forth below.

Shareholders are requested to vote only on those Proposals affecting the Fund(s) or Portfolio(s) of which they are shareholders.

                  PROPOSAL                             SHAREHOLDERS ENTITLED TO VOTE
---------------------------------------------  ---------------------------------------------
Proposal 1 (Election of Trustees)              Shareholders of the Trust as a whole
Proposal 2 (Approval of New Management         Shareholders of each Fund and Portfolio vote
Agreement)                                     separately
Proposal 3 (Permitting the Trust to Appoint    Shareholders of each Fund vote separately
Sub-Advisers without Shareholder Approval)
Proposal 4 (Approval of New Sub-Advisory       Shareholders of the Growth Fund only
Agreement)
Proposal 5 (Approval of New Sub-Advisory       Shareholders of the Emerging Growth Fund only
Agreement)
Proposal 6 (Approval of New Sub-Advisory       Shareholders of the International Growth Fund
Agreement)                                     only

     The close of business on November 3, 1997 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. As of the Record Date there were 76,600,105 shares of Trust outstanding, including the following number of shares of each Fund and Portfolio:

                                                                             SHARES
                                                                           OUTSTANDING
                                                                           ----------
        FUND
        Global Money Fund................................................  31,449,815
        Short Term High Quality Bond Fund................................   4,944,132
        U.S. Government Fund.............................................   6,127,345
        Corporate Income Fund............................................   5,053,151
        Growth and Income Fund...........................................   5,799,161
        Growth Fund......................................................   7,782,731
        Emerging Growth Fund.............................................   3,183,116
        International Growth Fund........................................   4,404,893

        PORTFOLIO
        Capital Growth Portfolio.........................................      49,466
        Growth Portfolio.................................................     104,060
        Balanced Portfolio...............................................     198,762
        Value Portfolio..................................................       9,807

     Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by Composite and its affiliates. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Composite, Sierra Administration and their affiliates.

     THE TRUST WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AND THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 1997, UPON REQUEST. THE ANNUAL AND SEMI-ANNUAL REPORTS OF THE TRUST MAY BE OBTAINED BY WRITTEN REQUEST TO THE TRUST, 9301 CORBIN AVENUE, SUITE 333, NORTHRIDGE, CALIFORNIA 91324 OR BY CALLING 1-800-247-6584.

     The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933.

                                  INTRODUCTION

     On July 1, 1997, Great Western Financial Corporation ("GWFC"), the indirect parent of Sierra Investment Advisors Corporation ("Sierra Advisors") and Sierra Investment Services Corporation ("Sierra Services"), the Funds' and Portfolios' current investment advisers, respectively, and Washington Mutual, Inc. ("Washington Mutual"), a publicly held financial services company, consummated a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Advisors, Sierra Services and their affiliates are now indirect subsidiaries of Washington Mutual.

     The Special Meeting is being called in preparation for the planned consolidation of the funds managed by Sierra Advisors and Sierra Services (the "Sierra Funds") and those managed by Composite, which also is an indirect subsidiary of Washington Mutual. The planned consolidation will result in a common Board of Trustees and a single investment adviser, as well as several reorganizations of funds managed by Sierra Advisors with and into funds managed in accordance with similar or compatible investment objectives and policies managed by Composite or Sierra Advisors. This Proxy Statement relates only to the Proposals and the relevant Funds and Portfolios listed above, none of which is being reorganized, and does not address the proposed reorganizations of other funds managed by Sierra Advisors or Composite.

PROPOSAL 1:  TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF TRUSTEES OF
             THE TRUST.

     At the Special Meeting, it is proposed that thirteen Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of David E. Anderson, Wayne L. Attwood, M.D., Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Davis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Osborne, Jr., Ph.D., William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Anderson, Bernstein, Davis, English and Osborne are currently members of the Board. Messrs. Attwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mmes. Blake and Farrell currently serve on the Board of Directors of the mutual funds managed by Composite (the "Composite Funds"), but have not previously served on the Board of Trustees of the Trust. Approval of this Proposal will provide a single Board combining the current Trustees of the Trust and the current Directors of the Composite Funds. It is also currently anticipated that the various Composite Funds will be reorganized into a single trust (the "Composite Trust") with a number of funds and that, at that time, each of the current Trustees will be nominated to serve on the board of trustees of the Composite Trust.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will have discretion to vote for or against such other nominee or nominees as the Board of Trustees may recommend.

     The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, the Trust is not required to hold annual meetings. The Trust has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Trust's Agreement and Declaration of Trust. Shareholder meetings will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances. Shareholder meetings also may be held by the Trust for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied.

INFORMATION REGARDING NOMINEES

     The following information is provided for each Nominee. It includes his or her name, position with the Trust, if any, tenure in office, age, principal occupations or employment during the past five years, trusteeships/directorships with other companies which file reports periodically with the Securities and Exchange Commission ("SEC"), number of trustee positions with the registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which Sierra Advisors and Sierra Services or an affiliated person of Sierra Advisors and Sierra Services provides investment advisory or administration services (the "Sierra Fund Complex," consisting of the Trust, Sierra Trust Funds, Sierra Prime Income Fund and Sierra Asset Management Portfolios, and the "Composite Funds," consisting of Composite Bond and Stock Fund, Inc. Composite Growth and Income Fund, Inc., Composite Northwest Fund, Inc., Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company) and number of shares of the Funds and Portfolios of the Trust beneficially owned. As of November 3, 1997, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of each Fund and Portfolio of the Trust and the Trustees and officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each Fund and Portfolio of the Trust.

  NAME, AGE AND POSITION WITH THE        ADDRESS AND BUSINESS EXPERIENCE DURING         SHARES BENEFICIALLY OWNED AS OF
               TRUST                  THE PAST FIVE YEARS (INCLUDING DIRECTORSHIPS)           NOVEMBER 3, 1997**
-----------------------------------  -----------------------------------------------  -----------------------------------
ARTHUR H. BERNSTEIN, ESQ. (72)       11661 San Vicente Blvd., Suite 701,                             None
  Chairman of the Board of Trustees  Los Angeles, CA 90049.
  and Trustee since 1989.            President, Bancorp Capital Group, Inc., 1988 to
                                     present; President, Bancorp Venture Capital,
                                     Inc., 1988 to present. Trustee of 4 trusts in
                                     the Sierra Fund Complex.
DAVID E. ANDERSON (70)               17960 Seabreeze Drive,                                          None
  Trustee since 1989.                Pacific Palisades, CA 90272.
                                     Retired. Formerly, President and Chief
                                     Executive Officer, GTE California, Inc., 1979
                                     to 1988. Trustee of 4 trusts in the Sierra Fund
                                     Complex.
EDMOND R. DAVIS, ESQ. (69)           550 South Hope Street, 21st Floor,                              None
  Trustee since 1989.                Los Angeles, CA 90071.
                                     Partner, Brobeck, Phleger & Harrison (law firm)
                                     1987 to present. Trustee of 4 trusts in the
                                     Sierra Fund Complex.
JOHN W. ENGLISH (64)                 50-H New England Ave., P.O. Box 640,                            None
  Trustee since 1994.                Summit, NJ 07902-0640.
                                     Retired. Formerly, Vice President and Chief
                                     Investment Officer, Ford Foundation, 1981 to
                                     1993. Chairman of Board and Director, The China
                                     Fund, Inc. (a closed-end mutual fund), 1993 to
                                     present; Director, The Northern Trust Company's
                                     Benchmark Funds (open-end mutual funds), 1994
                                     to present. Trustee of 4 trusts in the Sierra
                                     Fund Complex.

  NAME, AGE AND POSITION WITH THE        ADDRESS AND BUSINESS EXPERIENCE DURING         SHARES BENEFICIALLY OWNED AS OF
               TRUST                  THE PAST FIVE YEARS (INCLUDING DIRECTORSHIPS)           NOVEMBER 3, 1997**
-----------------------------------  -----------------------------------------------  -----------------------------------
ALFRED E. OSBORNE, JR., PH.D. (52)   110 Westwood Plaza, Suite C305,                                 None
  Trustee since 1996.                Los Angeles, CA 90095-1481.
                                     Professor, The Anderson School and Director,
                                     The Harold Price Center for Entrepreneurial
                                     Studies at University of California at Los
                                     Angeles, 1972 to present; Independent general
                                     partner, Technology Funding Venture Partners V,
                                     1990 to present. Director, Times Mirror
                                     Company, 1980 to present; Director, United
                                     States Filter Corporation, 1991 to present;
                                     Director, Nordstrom, Inc., 1987 to present;
                                     Director, Greyhound Lines, Inc., 1994 to
                                     present. Trustee of 4 trusts in the Sierra Fund
                                     Complex, 1989 to 1993 and 1996 to present.
WAYNE L. ATTWOOD, M.D. (68)          2931 S. Howard, Spokane, WA 99203.                              None
  Nominee                            Retired. Formerly, Doctor of internal medicine
                                     and gastroenterology. Director of all of the
                                     Composite Funds.
KRISTIANNE BLAKE (43)                705 W. 7th, Suite D, Spokane, WA 99203.                         None
  Nominee                            President, Kristianne Gates Blake, PS
                                     (accounting services). Director of all of the
                                     Composite Funds.
ANNE V. FARRELL* (62)                425 Pike Street, Suite 510, Seattle, WA 98101.                  None
  Nominee                            President and Chief Executive Officer, The
                                     Seattle Foundation. Director, Washington
                                     Mutual, Inc. Director of all of the Composite
                                     Funds.
MICHAEL K. MURPHY* (60)              P.O. Box 3366, Spokane, WA 99220.                               None
  Nominee                            Chairman and Chief Executive Officer, CPM
                                     Development Corporation (holding company).
                                     Director, Washington Mutual, Inc. Director of
                                     all of the Composite Funds.
WILLIAM G. PAPESH* (54)              601 W. Main Avenue, Suite 801,                                  None
  Nominee                            Spokane, WA 99201.
                                     President and Director, Composite Research &
                                     Management Co., 1995 to present; President and
                                     Director, Composite Funds Distributor, Inc.,
                                     1997 to present; President and Director,
                                     Murphey Favre Securities Services, Inc., 1987
                                     to present. President and Director of all of
                                     the Composite Funds, 1989 to present.
DANIEL L. PAVELICH (53)              Two Prudential Plaza, 180 North Stetson Ave.,                   None
  Nominee                            Suite 4300, Chicago, Il 60601.
                                     Chairman and Chief Executive Officer, BDO
                                     Seidman (accounting and consulting). Director
                                     of all of the Composite Funds.
JAY ROCKEY (69)                      2121 Fifth Avenue, Seattle, WA 98121.                           None
  Nominee                            Chairman and Chief Executive Officer, The
                                     Rockey Company (public relations). Director of
                                     all of the Composite Funds.
RICHARD C. YANCEY (71)               535 Madison Avenue, New York, NY 10022.                         None
  Nominee                            Senior Advisor, Dillon, Read & Co., Inc.
                                     (broker/dealer and investment bank). Director
                                     of all of the Composite Funds.

---------------

  * Denotes an individual who, because of their position with Washington Mutual or its affiliates, as described above, is an "interested person" of the Trust or Sierra Advisors, Sierra Services and their affiliates as defined in the 1940 Act.

 ** This information has been provided by each Nominee. As of the Record Date, the Nominees as a group beneficially owned an aggregate of less than 1% of each Fund and Portfolio of the Trust.

COMPENSATION OF TRUSTEES

     Each Trustee who is not an "interested person" of the Trust or Sierra Advisors, Sierra Services and their affiliates within the meaning of the 1940 Act ("Disinterested Trustee") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Trust and all of the trusts in the Sierra Fund Complex for which he or she serves. The Trust pays each Disinterested Trustee $5,000 per annum plus $1,250 per board meeting attended, $1,000 per Audit and/or Nominating Committee meeting attended and reimbursement for travel and out-of-pocket expenses. Since December 1996, the Chairman has received one and a half times the normal Trustee's compensation. The Chairman of the Audit Committee receives $1,500 per Audit Committee meeting attended. Officers of the Trust receive no direct remuneration from the Trust for serving in such capacity. Officers of the Trust who are employees of Sierra Advisors, Sierra Services or their affiliates may be considered to have received remuneration indirectly.

     Pursuant to an exemptive order granted by the SEC, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, may be invested in shares of funds in the Sierra Fund Complex. Upon termination of the Plan, Trustees that have deferred amounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under the Plan are funded and any payments to Plan participants are paid solely out of the Trust's assets.

     The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ended December 31, 1996, is set forth in the compensation table below. The aggregate compensation payable to such Trustees during the fiscal year ended December 31, 1996, by the Sierra Fund Complex is also set forth in the compensation table below. The Trustees do not receive any pension or retirement benefits from the Trust.

                               COMPENSATION TABLE

                                             AGGREGATE
                                            COMPENSATION
                                              PAYABLE        TOTAL COMPENSATION FROM THE SIERRA FUND COMPLEX
           NAME AND POSITION               FROM THE TRUST                 PAYABLE TO TRUSTEES*
----------------------------------------  ----------------   -----------------------------------------------
Arthur H. Bernstein, Esq., Trustee......      $ 12,875**             $46,125 for service on 4 boards
David E. Anderson, Trustee..............      $ 12,750               $43,250 for service on 4 boards
Edmond R. Davis, Esq., Trustee..........      $ 12,250               $42,750 for service on 4 boards
John W. English, Trustee................      $ 12,250               $42,750 for service on 4 boards
Alfred E. Osborne, Jr., Ph.D.,                $  5,000               $20,250 for service on 4 boards
  Trustee...............................

---------------

  * Sierra Advisors reimbursed the Trust for the cost, including Trustees' fees, of all special meetings held with regard to contemplation of the sale of Sierra Capital Management Corporation, as well as the Merger.

 ** Mr. Bernstein defers, pursuant to the Plan, all compensation received from the Trust.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

     There were ten meetings of the Board of Trustees held during the fiscal year ended December 31, 1996. During that fiscal year, all Trustees attended at least 75% of the meetings of the Board.

     The Board has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews the results of the audit engagement and matters having a material effect on the Funds' financial operations with the independent accountants. The members of the Audit Committee during the fiscal year ended December 31, 1996, were Messrs. Bernstein (Chairman), Anderson, Davis, English and Osborne, each of whom is a Disinterested Trustee. The Audit

Committee met once during the fiscal year ended December 31, 1996 and all members, except Dr. Osborne who was not then a Trustee, attended the meeting.

     The Board has a Nominating Committee. The Nominating Committee makes recommendations to the full Board with respect to candidates for the Board. Recommendations by shareholders are not routinely considered by the Nominating Committee. The members of the Nominating Committee during the fiscal year ended December 31, 1996, were Messrs. Cerini (Mr. Cerini resigned as a Trustee of the Trust effective May 29, 1997), Anderson, Bernstein, Davis, and English, each of whom, with the exception of Mr. Cerini, is a Disinterested Trustee. The Nominating Committee met once during the fiscal year ended December 31, 1996 and each Trustee attended the meeting.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

     At a meeting of the Board held on October 27-28, 1997, the Board recommended that shareholders vote FOR each of the Nominees for Trustee named herein. In recommending that shareholders elect the Nominees as Trustees of the Trust, the Board considered the Nominees' experience and qualifications. In particular, the Board took into account the fact that each of the Nominees who has not previously served on the Board has previous experience serving on the Boards of Directors of the Composite Funds.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

     The Election of each Nominee requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the Board will consider alternative nominations.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE
                           ELECTION OF THE NOMINEES.

PROPOSAL 2:  TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST,
             ON BEHALF OF EACH FUND AND PORTFOLIO, AND COMPOSITE RESEARCH & MANAGEMENT CO.

     The Board has approved, subject to shareholder approval, the appointment of Composite as the investment adviser for each Fund and Portfolio and recommends that shareholders of each Fund and Portfolio approve the New Management Agreement between the Trust, on behalf of each Fund and Portfolio, and Composite, a form of which is attached hereto as Exhibit A. The Trustees of the Trust, including all of the Disinterested Trustees, approved the New Management Agreement with respect to each Fund and Portfolio at a meeting held on October 27-28, 1997. The Trustees do not anticipate, as a result of the change in investment advisers, any reduction in the quality of services now provided to the Funds and Portfolios.

     The Trustees recommend that Composite replace the Funds' and Portfolios' current investment advisers, Sierra Advisors and Sierra Services (the "Advisers"), respectively. The Advisers, as the result of the Merger, are now indirect subsidiaries of Washington Mutual. Washington Mutual has indicated that it intends to consolidate all of its investment advisory businesses within Composite. As a result of such consolidation, which would likely occur in early 1998, the Advisers would cease to exist as separate entities.

SIERRA ADVISORS

     Sierra Advisors is registered under the Investment Advisers Act of 1940 (the "Advisers Act") and is currently the investment adviser to each Fund. Although Sierra Advisors serves as investment adviser to each Fund, investment discretion for the Funds has been delegated to various sub-advisers. Nonetheless, Sierra Advisors remains responsible for analyzing economic and market trends; formulating and assessing investment policies and recommending changes to the Board where appropriate; supervising compliance by sub-advisers with each Fund's investment objectives, policies and limits, as well as with laws and regulations applicable to each Fund; evaluating the performance of the sub-advisers in light of selected benchmarks and the needs of the Funds; evaluating potential additional or replacement sub-advisers and recommending changes to the Board where appropriate; and reporting to the Board and shareholders on the foregoing. The sub-advisers, in turn, are responsible for continuously reviewing, supervising and administering the particular Fund's investment program.

SIERRA SERVICES

     Sierra Services is registered under the Advisers Act and is currently the investment adviser to each Portfolio of the Trust. Sierra Services provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's asset and each Portfolio's performance. Although it is expected that each Portfolio typically will be fully invested in underlying funds as a part of a "fund of funds" arrangement, Sierra Services may, from time to time, direct the investment of each Portfolio's cash balances in money market securities or in other instruments, including stock or bond index futures and options thereon. Sierra Services is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. ("NASD"). Sierra Services is a wholly owned subsidiary of Sierra Capital Management Corporation ("Sierra Capital"), which is an indirect wholly owned subsidiary of Washington Mutual.

COMPOSITE

     Composite, a subsidiary of Washington Mutual, with principal offices located at 1201 Third Avenue, Seattle, Washington 98101, is also registered under the Advisers Act. Composite has been in the investment management business since 1944 and currently manages more than $2.6 billion for mutual funds and institutional accounts, including more than $1.7 billion within the Composite Funds. It is anticipated that Composite would retain investment discretion for the Global Money, Short Term High Quality Bond, U.S. Government, Corporate Income and the Growth and Income Funds, and all of the Portfolios, and would, at least initially, delegate investment discretion for the remaining Funds to the sub-advisers listed in Proposals 4, 5 and 6 of this Proxy Statement.

            DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF COMPOSITE

     NAME AND POSITION
       WITH COMPOSITE                ADDRESS                  PRINCIPAL OCCUPATION
----------------------------    ------------------    ------------------------------------
William G. Papesh               1201 Third Avenue     Director and President, Composite
  Director and President        Seattle, WA 98101     Research & Management Co.; Director
                                                      and President, Murphey Favre
                                                      Securities Services Inc.; Director
                                                      and President, Composite Funds
                                                      Distributor, Inc.
Kerry K. Killinger              1201 Third Avenue     Chairman, President, Chief Executive
  Director                      Seattle, WA 98101     Officer and Director, Washington
                                                      Mutual, Inc.
Monte D. Calvin                 1201 Third Avenue     First Vice President and Director,
  Director and Treasurer        Seattle, WA 98101     Murphey Favre Securities Services,
                                                      Inc.; Director and Treasurer,
                                                      Composite Research & Management Co.;
                                                      Director, Composite Funds
                                                      Distributor, Inc.

     NAME AND POSITION
       WITH COMPOSITE                ADDRESS                  PRINCIPAL OCCUPATION
----------------------------    ------------------    ------------------------------------
Craig S. Davis                  1201 Third Avenue     Executive Vice President, Washington
  Director                      Seattle, WA 98101     Mutual, Inc.; Director, Composite
                                                      Research & Management Co.; Director,
                                                      Murphey Favre Services, Inc.;
                                                      Director, Composite Funds
                                                      Distributor, Inc.; Director, WM
                                                      Financial Services, Inc.
J. Pamela Dawson                1201 Third Avenue     Director and President,
  Director                      Seattle, WA 98101     WM Financial Services, Inc.;
                                                      Director, Composite Research &
                                                      Management Co.; Director, Murphey
                                                      Favre Securities Services, Inc.;
                                                      Director, Composite Funds
                                                      Distributor, Inc.

     Composite currently provides investment services to the following investment companies having an investment objective similar to the investment objective of the Funds and Portfolios:

                                           AMOUNT OF ASSETS
                                           UNDER MANAGEMENT                    RATE OF
   NAME OF OTHER INVESTMENT COMPANY     AS OF OCTOBER 30, 1997               COMPENSATION
--------------------------------------  ----------------------     --------------------------------
GLOBAL MONEY FUND:
  Composite Cash Management                                        0.45% on first $1 billion
  Money Market Portfolio..............       $262,958,107          0.40% over $1 billion
U.S. GOVERNMENT FUND:                                              0.625% of first $250 million
  Composite U.S. Government Fund......       $112,703,451          0.50% over $250 million
CORPORATE INCOME FUND:                                             0.625% of first $250 million
  Composite Income Fund...............       $ 89,195,914          0.50% over $250 million
  Income Portfolio....................       $ 18,159,818          0.50%
GROWTH & INCOME FUND:                                              0.625% of first $250 million
  Composite Growth & Income Fund......       $349,922,358          0.50% over $250 million
  Growth & Income Portfolio...........       $ 55,023,234          0.50%

THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

     In anticipation of the consolidation of the Advisers with Composite, as disclosed in the Introduction above, the Board of Trustees, including the Disinterested Trustees, unanimously approved the New Management Agreement. Although the form of the New Management Agreement is different from the form of the Current Advisory Agreements, the material provisions of the New Management Agreement are substantially similar to the material provisions of the Current Advisory Agreements. The New Management Agreement, unlike the Current Advisory Agreements, does not attempt to restate the provisions of Section 36 of the Act that impose upon Composite a fiduciary duty with respect to the receipt of compensation by Composite and its affiliates for services. In addition, the New Management Agreement differs from the Current Advisory Agreements as follows:
(1) the identity of the manager; (2) the dates of execution, effectiveness and initial term; (3) the deletion of provisions relating to state expense limits that have been preempted by federal law; (4) inclusion of a specific provision allowing for amendment of the Agreement under limited circumstances; (5) inclusion of a provision restricting the Trust's use of the proprietary names "Sierra" and "Composite"; and (6) the provision for termination of the New Management Agreement by the adviser upon 60 days notice, rather than the 90 days notice required under the Current Advisory Agreements. See "The New Management Agreement" below.

THE CURRENT ADVISORY AGREEMENTS

     The Current Advisory Agreements, between Sierra Advisors and the Trust with respect to the Funds and between Sierra Services and the Trust with respect to the Portfolios were most recently renewed by the

Trustees at a meeting of the Board held on September 9, 1997. The Current Advisory Agreements are dated and were last approved by shareholders on the following dates:

                                                  DATE OF CURRENT       DATE LAST APPROVED BY
          FUND                                   ADVISORY AGREEMENT         SHAREHOLDERS
          ----                                   ------------------     ---------------------
          Global Money Fund                          April 8, 1993             May 10, 1993
          Short Term High Quality Bond Fund        January 1, 1994         January 12, 1994
          U.S. Government Fund                       April 8, 1993              May 6, 1993
          Corporate Income Fund                      April 8, 1993              May 7, 1993
          Growth and Income Fund                   January 1, 1994          January 3, 1994
          Growth Fund                                April 8, 1993              May 7, 1993
          Emerging Growth Fund                     January 1, 1994         January 12, 1994
          International Growth Fund                  April 8, 1993           March 17, 1993

          PORTFOLIO
          ---------
          Capital Growth Portfolio                     May 1, 1997              May 2, 1997
          Growth Portfolio                             May 1, 1997              May 2, 1997
          Balanced Portfolio                           May 1, 1997              May 2, 1997
          Value Portfolio                              May 1, 1997              May 2, 1997

     The Current Advisory Agreements between Sierra Advisors and the Trust with respect to the Funds provide that Sierra Advisors, in return for its fee, will
(1) participate in the formulation of each Fund's investment policies; (2) analyze their economic trends affecting each Fund; (3) monitor the expenses incurred by each Fund; (4) monitor the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) that are provided to each Fund and that may be considered by each Fund's investment sub-adviser in selecting brokers or dealers to execute particular transactions; and (5) monitor and evaluate the services provided by each Fund's investment sub-adviser under its investment sub-advisory agreement, including, without limitation, the sub-advisor's adherence to the Fund's investment objective(s) and policies and the Fund's investment performance. Subject to the approval of the Board and the shareholders of each Fund, Sierra Advisors may delegate certain of its duties enumerated above to one or more sub-advisers.

     The Current Advisory Agreements between Sierra Services and the Trust with respect to the Portfolios provide that Sierra Services, in return for its fee;
(1) will provide its proprietary asset allocation services to each Portfolio;
(2) formulate each Portfolio's investment policies; (3) analyze economic and market trends; (4) exercise investment discretion over the assets of the Portfolios; and (5) monitor the allocation of each Portfolio's assets and each Portfolio's performance.

     The Current Advisory Agreements relating to the Funds provide for payment of compensation to Sierra Advisors on the first business day of each month for the previous month at the following annual rates:

                                                                       AMOUNT OF ASSETS
                                                                         ($ MILLIONS)
                              ---------------------------------------------------------------------------------------------------
                                           AFTER $25;   AFTER 50;    AFTER 100;   AFTER 125;   AFTER 200;   AFTER 400;
FUND                          FIRST $25     NEXT $25     NEXT 50      NEXT 25      NEXT 75      NEXT 200     NEXT 100    OVER 500
----                          ----------   ----------   ----------   ----------   ----------   ----------   ----------   --------
Global Money Fund...........     .50 %        .50 %        .50 %        .50 %        .50 %        .50 %        .50 %       .40 %
Growth Fund.................     .95 %        .875%        .875%        .875%        .875%        .875%        .875%       .875%
Short Term High Quality Bond
  Fund......................     .50 %        .50 %        .50 %        .50 %        .50 %        .45 %        .45 %       .40 %
Emerging Growth Fund........     .90 %        .85 %        .85 %        .85 %        .85 %        .85 %        .85 %       .75 %
International Growth Fund...     .95 %        .95 %        .85 %        .85 %        .75 %        .75 %        .75 %       .75 %
U.S. Government Fund........     .60 %        .60 %        .60 %        .60 %        .60 %        .60 %        .60 %       .50 %
Corporate Income Fund.......     .65 %        .65 %        .65 %        .65 %        .65 %        .65 %        .65 %       .50 %
Growth and Income Fund......     .80 %        .80 %        .80 %        .75 %        .75 %        .70 %        .65 %       .575%

     The Current Advisory Agreements relating to the Portfolios, provide for payment of compensation to Sierra Services on the first business day of each month for the previous month for each Portfolio at the annual rate of 0.10% of the Portfolio's average daily net assets.

     The Current Advisory Agreements provide that the Advisers will bear all expenses in connection with the performance of their services under the Agreements, including, without limitation, payment of any sub-advisory fees to any sub-adviser. Each Fund and Portfolio assumes and shall pay or cause to be paid all other expenses of the Fund and Portfolio.

     The Current Advisory Agreements are terminable, without penalty, on 60 days written notice, by the Board or by vote of holders of a majority of a Funds' and Portfolios' shares, or upon 90 days written notice, by the Advisers. The Current Advisory Agreements will terminate automatically in the event of its assignment.

     The Current Advisory Agreements obligate the Advisers, in the performance of their duties, to exercise their best judgment in rendering their services, but provides that the Advisers shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisers or their officers, Directors or employees, or reckless disregard by the Advisers of their obligations and duties under the agreements. The Current Advisory Agreements also provide that any claims by the Advisers against a Fund or Portfolio may be satisfied only from the assets of that Fund or Portfolio, and that no shareholder, Trustee or officer of the Trust may be held personally liable or responsible for any obligations arising out of such agreement.

     For the fiscal year ended December 31, 1996, the Trust paid management fees to Sierra Advisors as follows:

                                                                           MANAGEMENT
                                                                          FEES PAID TO
                                     FUND                               SIERRA ADVISORS*
        --------------------------------------------------------------  ----------------
        Global Money Fund**...........................................      $ 40,314
        Growth Fund...................................................      $961,131
        Short Term High Quality Bond Fund**...........................      $ 56,022
        Emerging Growth Fund..........................................      $461,791
        International Growth Fund.....................................      $524,048
        U.S. Government Fund..........................................      $363,268
        Corporate Income Fund.........................................      $381,643
        Growth and Income Fund........................................      $436,358

---------------

 * After fee waivers.

** Composite has voluntarily undertaken to waive, through December 31, 1998, a portion of the annual management fees if and to the extent that total Fund expenses would otherwise exceed the Fund's level of expenses as of June 30, 1997.

     Because the Portfolios have only recently commenced operations, the Trust paid no management fees to Sierra Services for the fiscal year ended December 31, 1996. For the fiscal period from commencement of operations on June 3, 1997 (September 9, 1997 for the Value Portfolio) through October 31, 1997, the Trust paid management fees to Sierra Services as follows:

                                                                           MANAGEMENT
                                                                          FEES PAID TO
                                  PORTFOLIO                             SIERRA SERVICES
        --------------------------------------------------------------  ----------------
        Balanced Portfolio............................................        $498
        Growth Portfolio..............................................        $241
        Capital Growth Portfolio......................................        $ 85
        Value Portfolio...............................................         N/A

THE NEW MANAGEMENT AGREEMENT

     The Board approved the proposed New Management Agreement between the Trust and Composite, a form of which is attached as Exhibit A hereto, at a meeting held October 27-28, 1997. The New Management Agreement provides that Composite, in return for its fee, will (1) provide supervision of each Fund's and Portfolio's investments, furnish a continuous investment program for each Fund's and Portfolio's portfolio and determine from time to time what securities will be purchased, retained, or sold by each Fund and Portfolio, and what portion of the assets will be invested or held as cash; (2) determine the securities to be purchased or sold by each Fund and Portfolio and place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers it selects. Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the 1940 Act, Composite may delegate certain of its duties enumerated above to one or more sub-advisers.

     The New Management Agreement provides that Composite will bear all expenses in connection with the performance of its services under the Agreement, including payment of sub-advisory fees to any sub-adviser, and the salaries and expenses of any of the officers or employees of Composite who act as officers, Trustees or employees of the Trust; but excluding the cost of securities purchased for each Fund and Portfolio and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund or Portfolio. Each Fund and Portfolio assumes and shall pay or cause to be paid all other expenses of such Fund or Portfolio.

     The New Management Agreement is terminable, without penalty, upon 60 days written notice by the Board or by vote of holders of a majority of a Fund's or Portfolio's shares, or upon 60 days written notice, by Composite. The New Management Agreement will terminate automatically in the event of its assignment.

     The New Management Agreement obligates Composite, in the performance of its duties, to exercise its best judgment in rendering its services, but provides that Composite shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Composite or its officers, directors or employees, or reckless disregard by Composite of its obligations and duties under the agreement. The New Management Agreement also provides that any claims by Composite against a Fund or Portfolio may be satisfied only from the assets of that Fund or Portfolio, and that no shareholder, Trustee, officer, employee or agent of a Fund, Portfolio or any other Fund or Portfolio may be held personally liable or responsible for any obligations arising out of such agreement.

     The New Management Agreement provides for payment to Composite of a monthly management fee, computed on the average daily net assets, at the following annual rates:

                                                                       AMOUNT OF ASSETS
                                                                         ($ MILLIONS)
                              ---------------------------------------------------------------------------------------------------
                                           AFTER 25;     AFTER 50;   AFTER 100;   AFTER 125;   AFTER 200;   AFTER 400;
                              FIRST 25      NEXT 25       NEXT 50     NEXT 25      NEXT 75      NEXT 200     NEXT 100    OVER 500
                              --------   -------------   ---------   ----------   ----------   ----------   ----------   --------
FUND
Global Money Fund...........   .50%          .50 %         .50 %        .50 %        .50 %        .50 %        .50 %      .40 %
Growth Fund.................   .95%          .875%         .875%        .875%        .875%        .875%        .875%      .875%
Short Term High Quality Bond
  Fund......................   .50%          .50 %         .50 %        .50 %        .50 %        .45 %        .45 %      .40 %
Emerging Growth Fund........   .90%          .85 %         .85 %        .85 %        .85 %        .85 %        .85 %      .75 %
International Growth Fund...   .95%          .95 %         .85 %        .85 %        .75 %        .75 %        .75 %      .75 %
U.S. Government Fund........   .60%          .60 %         .60 %        .60 %        .60 %        .60 %        .60 %      .50 %
Corporate Income Fund.......   .65%          .65 %         .65 %        .65 %        .65 %        .65 %        .65 %      .50 %
Growth and Income Fund......   .80%          .80 %         .80 %        .75 %        .75 %        .70 %        .65 %      .575%

     With respect to each Portfolio, the New Management Agreement provides for payment to Composite of a monthly management fee, computed on the average daily net assets, at the annual rate of 0.10%.

     The management fee as a percentage of net assets payable by each Fund and Portfolio will be the same under the New Management Agreement as under the Current Advisory Agreements. If the investment advisory fee under the New Management Agreement had been in effect for the Trust's most recently completed fiscal year, the advisory fee to which Composite would have been entitled is identical to that to which Sierra Advisors or Sierra Services was entitled under the Current Advisory Agreements.

     The New Management Agreement would take effect upon the later to occur of
(1) the obtaining of shareholder approval or (2) January 1, 1998. The New Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     The Board accepted a recommendation by Composite to consolidate the Sierra Funds and the Composite Funds into a single family of funds with a common board of trustees and with Composite as each fund's investment adviser. In accepting this recommendation, the Board considered that, based on Composite's projections and commitments, each fund's overall level of expenses would generally be reduced or remain unchanged and that Washington Mutual planned to consolidate the Advisers with Composite sometime in early 1998. Before reaching its conclusions, the Board conducted an extensive "due diligence" review. Among other things, the Board received reports from counsel and independent experts specifically hired to evaluate Composite's ability to manage the Funds and Portfolios, reviewed Composite's overall business plan for the Funds and Portfolios, including the ability of its affiliates to provide administration and distribution services, met with portfolio managers at Composite, and met with the directors of the Composite Funds. The Board also was informed of the resources of Washington Mutual and its affiliates that could be made available to Composite, the Funds and Portfolios. The Trustees also considered Composite's experience as adviser and service provider to the Composite Funds.

     Although the Merger did not result in an "assignment" of the Current Advisory Agreements, in light of the upcoming consolidation of the Advisers with Composite, the Advisers and Composite have indicated that they intend to comply with the requirements of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser that results in the "assignment" of an advisory agreement, as that term is defined in the 1940 Act, so long as the following two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired adviser or the acquiror (Sierra Advisors or Sierra Services and Composite, respectively, in this case). If the Nominees listed in Proposal 1 above are elected by shareholders, the Trust would meet this condition of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the assignment whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Advisers and Composite are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Trust as a result of the recent Merger or the upcoming consolidation of the Advisers with Composite.

     The Board also considered that the costs of the Special Meeting would be borne by Composite and its affiliates.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the New Management Agreement with respect to each Fund and Portfolio and voted to recommend its approval to the shareholders of each Fund and Portfolio.

     In the event that shareholders of a Fund or Portfolio do not approve the New Management Agreement, the Current Advisory Agreement for such Fund or Portfolio will remain in effect and the Board will take such action as it deems in the best interest of the Fund or Portfolio and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Management Agreement.

SHAREHOLDER APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Approval of the New Management Agreement requires the affirmative vote of a majority of the outstanding shares of each Fund or Portfolio. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of a Fund's or Portfolio's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund or Portfolio are present in person or represented by Proxy, or (2) more than 50% of a Fund's or Portfolio's outstanding shares, whichever is less.

    THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND AND
          PORTFOLIO VOTE FOR APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

PROPOSAL 3:  TO APPROVE A PROPOSAL WHICH WOULD AUTHORIZE THE BOARD OF TRUSTEES
             TO REPLACE OR APPOINT INVESTMENT SUB-ADVISERS FOR EACH FUND WITHOUT THE NECESSITY OF SEEKING SHAREHOLDER APPROVAL.

     This Proposal would permit the Board to replace or appoint investment sub-advisers for each Fund without obtaining shareholder approval of the relevant Fund's shareholders. This proposal is being submitted to the shareholders of each Fund for approval as required by the terms of an exemptive application filed with the SEC and will not become effective with respect to any particular Fund unless and until (1) the SEC has granted the relief requested in the exemptive application; and (2) this proposal has been approved by a majority vote of such Fund's shareholders.

     It is anticipated that implementation of this Proposal will enable the Trust to achieve a higher degree of management efficiency and will reduce the need for costly and perfunctory shareholder meetings in the future. If shareholders approve this Proposal, and an SEC order is obtained, the Board would be able, upon the recommendation of a Fund's investment adviser (currently Sierra Advisors, but if Proposal 2, above, is approved, Composite) and without shareholder approval, to replace an investment sub-adviser and/or appoint additional sub-advisers to the Funds, and to utilize investment sub-advisory agreements for the Funds with terms that are different from those currently used. For example, if this Proposal were currently in place, shareholders would not be required to consider and approve Proposals 4, 5 and 6 herein.

     Currently, the Trust operates within a structure whereby for each Fund Sierra Advisors is responsible for analyzing economic and market trends; formulating and assessing investment policies and recommending changes to the Board where appropriate; supervising compliance by sub-advisers with each Fund's investment objectives, policies and limits, as well as with laws and regulations applicable to the Fund; evaluating the performance of the sub-advisers in light of selected benchmarks and the needs of the Funds; evaluating potential additional or replacement sub-advisers and recommending changes to the Board where appropriate; and reporting to the Board and shareholders on the foregoing. Each Fund's sub-adviser, in turn, is responsible for continuously reviewing, supervising and administering the particular Fund's investment program with respect to the Fund's assets. Should Proposal 2, above, be approved by a majority of shareholders of each Fund, Composite will replace Sierra Advisors as the investment adviser for each Fund. Although Composite currently intends to retain investment discretion for several of the Funds, it also intends to continue the investment sub-adviser structure with respect to several Funds.

SEC EXEMPTIVE RELIEF

     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement applies to the appointment of investment sub-advisers to any Fund for which Sierra Advisors or Composite acts or in the future acts as an investment adviser. The SEC has previously granted exemptions from the shareholder approval requirements under certain circumstances for open-end investment companies (mutual funds) with investment sub-advisers and, therefore, the Trust has applied for such an exemption. If the SEC approves the Trust's application and shareholders approve this Proposal, the Board would, without shareholder approval, be able to appoint additional or replacement sub-advisers without unnecessarily having to seek shareholder acquiescence. The Board would not, however, be able to replace the investment adviser to each Fund of the Trust without receiving shareholder approval, as required by the 1940 Act and applicable regulations governing mutual fund advisory contracts. There can be no assurance that the exemptive order will be granted.

     The SEC in the past has required open-end investment companies seeking relief similar to that of the Trusts to agree to the following conditions: (1) adequate and prominent disclosure in the fund's prospectus concerning the investment sub-adviser structure as well as the existence, substance and effect of the SEC order; (2) within 60 days of the hiring of a new investment sub-adviser for the fund, the investment adviser will provide shareholders with an information statement meeting proxy regulation requirements, except as modified by the SEC order with respect to the disclosure of fees paid to the investment sub-adviser(s); (3) the investment adviser will not enter into an investment sub-advisory agreement with any affiliated investment sub-adviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the fund; (4) no director, trustee or officer of the fund or the investment adviser will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in an investment sub-adviser except for (i) ownership of interests in the investment adviser or any entity that controls, is controlled by or is under common control with the investment adviser, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either an investment sub-adviser or an entity that controls, is controlled by or is under common control with an investment sub-adviser; (5) a majority of the fund's board of directors/trustees will be "independent," and the nomination of new or additional independent directors/trustees will be placed with the discretion of the then existing independent directors/trustees; (6) when an investment sub-adviser change is proposed for a fund with an affiliated adviser, the fund's directors/trustees, including a majority of the independent directors/trustees, are required to make a separate finding, reflected in the board minutes, that such change is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which the investment adviser or affiliated sub-adviser derives an inappropriate advantage; (7) the fund will disclose, both as a dollar amount and as a percentage of net assets, in its registration statement the respective fee disclosure on an aggregate basis; (8) at all times, independent counsel knowledgeable about the 1940 Act and the duties of independent directors/trustees will be engaged to represent the fund's independent trustees;
(9) the investment adviser will provide the directors/trustees no less frequently than quarterly with information about the investment adviser's profitability, reflecting the impact on its profitability of the hiring or termination of investment sub-advisers; and (10) whenever a sub-adviser is hired or terminated, the investment adviser will provide the directors/trustees with information showing the expected impact on the adviser's profitability.

     If the SEC changes these conditions for granting the relief as requested by the Trust or the SEC order is granted with materially different conditions, the Trust will take appropriate action, which could include soliciting shareholders for reapproval of this Proposal in light of the new conditions.

TRUSTEE CONSIDERATIONS

     This Proposal is intended to facilitate the efficient operation of those Funds with investment sub-advisors, afford the Trust increased management flexibility and allow the investment adviser to perform to the fullest extent the principal functions the Trust pays it to perform with respect to investment sub-advisers -- that is continuously monitoring the performance of the sub-advisers and, from time to time, recommending that the Board replace sub-advisers or appoint additional sub-advisers, depending on the investment adviser's assessment of a sub-adviser's performance and the probability of such investment sub-adviser achieving a Fund's investment objective. In addition, the Proposal, if approved, would avoid the need to seek shareholder approval of new investment sub-advisory agreements when an agreement has been terminated as a result of a change in control of the sub-adviser. However, a change in an investment sub-advisory agreement that reduces the sub-advisory fee payable by the investment adviser would, absent a reduction in the management fee, benefit the investment adviser rather than the shareholders of a Fund. While there is no way of knowing exactly how often the investment adviser may recommend, and the Board approve, the termination and replacement of a particular sub-adviser or the selection of an additional sub-adviser, each of which would typically require a shareholder meeting, experience has shown that the use of sub-advisers results in more frequent shareholder meetings than would otherwise be the case. Because shareholder meetings result in substantial costs, the Board believes that approval of this Proposal would benefit shareholders.

     In reaching this conclusion the Trustees weighed the costs of shareholder meetings against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisers. To this end, the Trustees considered that, even in the absence of shareholder approval, any proposal to add or replace an investment sub-adviser would receive careful review. First, the investment adviser would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would review the relevant universe of available investment managers. Second, any recommendations made by the investment adviser would have to be approved by a majority of the Board, including a majority of the Disinterested Trustees. Finally, any selections of additional or replacement investment sub-advisers would have to comply with conditions contained in the SEC exemptive order, if it is granted.

SHAREHOLDER APPROVAL OF THE PROPOSAL

     Approval of the Proposal for the Trust requires the affirmative vote of a majority of the outstanding shares of each Fund of the Trust. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of a Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of a Fund are present in person or represented by proxy; or (2) more than 50% of a Fund's outstanding shares whichever is less.
        THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND OF THE
                         TRUST VOTE FOR THIS PROPOSAL.

PROPOSAL 4:  TO APPROVE NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE GROWTH
             FUND BETWEEN COMPOSITE AND JANUS CAPITAL CORPORATION.

PROPOSAL 5:  TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE EMERGING
             GROWTH FUND BETWEEN COMPOSITE AND JANUS CAPITAL CORPORATION.

     The Current Sub-Advisory Agreements provide that they will terminate upon the termination of the Current Advisory Agreements. As a result of the proposed approval of a New Management Agreement (in Proposal 2 above), which will cause the termination of the Current Advisory Agreements, the Board, including a majority of the Disinterested Trustees, at a meeting held on October 27-28, 1997, concluded that entry into New Sub-Advisory Agreement for the Growth Fund and the Emerging Growth Fund would be in the best interests of those Funds and their shareholders. Therefore, the Board is recommending that shareholders of each Fund approve the selection of Janus Capital Corporation ("Janus") to continue to serve as the investment sub-adviser to the Growth Fund and the Emerging Growth Fund following Composite's becoming the adviser to the Funds, and approve a New Sub-Advisory Agreement. Other than the change of the investment adviser to the Funds from Sierra Advisors to Composite, provisions regarding the dates of effectiveness and termination and deleting the Trust as a party to the Agreement, there are no material differences between the Current Sub-Advisory Agreements and the New Sub-Advisory Agreement.

THE CURRENT SUB-ADVISORY AGREEMENTS

     Janus currently serves as the investment sub-advisor to the Growth Fund and the Emerging Growth Fund pursuant to separate agreements by and among the Trust, Sierra Advisors and Janus dated September 17, 1993, and January 1, 1994, respectively, and approved by the sole shareholder of each Fund, at commencement of operations, on March 17, 1993. Under the Current Sub-Advisory Agreement, Janus makes the day-to-day investment decisions for the assets of each Fund, subject to the supervision of, and policies established by, Sierra Advisors and the Trustees.

     The Current Sub-Advisory Agreement provides that Janus, in return for its fee, and subject to the supervision of the Board and Sierra Advisors, will (1) maintain compliance procedures for each Fund that Janus believes are adequate to ensure its compliance with the applicable provisions of the 1940 Act and the Advisers Act; (2) make investment decisions for each Fund in accordance with the Fund's investment objective(s) and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to Janus, as they may be amended from time to time; (3) place purchase and sale orders on behalf of each Fund to effectuate the investment decisions made; (4) maintain books and records with respect to the securities transactions of each Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and furnish Sierra Advisors quarterly, annual and special reports as it may reasonably request; (5) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and past, present or potential shareholders (other than information publicly available, otherwise legally in the hands of Janus or pertaining to mutual clients); and (6) will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties under the Current Sub-Advisory Agreements, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and, notwithstanding the foregoing, such records may not be withheld where Janus may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing these services, Janus will supervise each Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Fund's assets.

     Subject to the supervision of Sierra Advisors and in accordance with the investment objective and policies as stated in the Funds' Prospectus and Statement of Additional Information, Janus is authorized, in its discretion and without prior consultation with Sierra Advisors, to buy, sell, lend, and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of each Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of each Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as Janus shall determine. In addition, Janus will furnish each Fund or Sierra Advisors with whatever statistical information the Funds or Sierra Advisors may reasonably request with respect to the instruments that each Fund may hold or contemplate purchasing.

     The Current Sub-Advisory Agreements provide for the payment of a fee to Janus from Sierra Advisors on the first business day of each month for services provided in the previous month at the annual rate of 0.55% of each Fund's average daily net assets including cash and cash equivalents up to $25 million and 0.50% of each Fund's average daily net assets in excess of $25 million.

     The Current Sub-Advisory Agreements provide that Janus will bear all expenses in connection with the performance of its services under the Agreements, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. Janus shall bear no expenses of the Trust, the Funds or Sierra Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of the Disinterested Trustees; SEC fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Trust's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Funds and of the officers or Board; and any extraordinary expenses.

     The services of Janus are not deemed to be exclusive, and Janus is free to render investment advisory and other services to others, including fiduciary and other managed accounts as well as to other investment companies or series of investment companies, so long as its services under the Current Sub-Advisory Agreements are not impaired thereby. The Current Sub-Advisory Agreements also provide that purchase or sell orders for the Funds may be aggregated with contemporaneous purchase or sell orders of other clients of Janus; provided that
(i) no advisory account will be favored by Janus over any other account; (ii) each client of Janus who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on Janus's books and records so as to identify the particular client who has the beneficial interest therein. Janus shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Funds and at commission rates that are reasonable in relation to the benefits received.

     Each Current Sub-Advisory Agreement has an initial term of one year from the effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by vote of a majority of each Fund's outstanding voting securities, as well as by a majority of the Disinterested Trustees. Each Current Sub-Advisory Agreement may be terminated, without the payment of any penalty, upon 60 days written notice by Sierra Advisors, the Board or by the vote of a majority of the outstanding voting securities of a Fund, or upon 60 days written notice by Janus. In addition, each Current Sub-Advisory Agreement will also terminate automatically upon its assignment.

     Under each Current Sub-Advisory Agreement, except as may otherwise be provided by federal securities laws, Janus is not liable for any error of judgment or for any loss suffered by a Fund or Sierra Advisors in connection with performance of its obligations under the agreement, except for any losses resulting from willful misfeasance, bad faith or gross negligence on Janus' part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement. In addition, each Current Sub-Advisory Agreement also provides that obligations under the Agreement are binding upon the property and assets of a Fund and not the trustees, officers or shareholders of a Fund individually.

THE PROPOSED NEW SUB-ADVISORY AGREEMENT

     The Board approved the proposed New Sub-Advisory Agreement for the Growth Fund and the Emerging Growth Fund between Composite and Janus at a meeting held on October 27-28, 1997, a form of which is attached hereto as Exhibit B. The form of the proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreements, except for the change of the investment adviser from Sierra Advisors to Composite, the dates of execution, effectiveness and initial term and the deletion of the Trust as a party to the Agreement.

     The sub-advisory fees as a percentage of net assets payable by Composite under the New Sub-Advisory Agreement will be the same as the fees payable by Sierra Advisors under the Current Sub-Advisory Agreements. If the sub-advisory fees under the New Sub-Advisory Agreement had been in effect for the Funds' most recently completed fiscal year, the sub-advisory fees to which Janus would have been entitled would have been equal to that which it actually received under the Current Sub-Advisory Agreements.

     The Board recommends the New Sub-Advisory Agreement for approval by the shareholders of each Fund. The New Sub-Advisory Agreement would take effect upon the obtaining of shareholder approval. The New Sub-Advisory Agreement will continue in effect for an initial term of one year and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Sub-Advisory Agreement, the Board considered the continuity of services by Janus. In this regard, the Board took account of each Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Janus, and that the fees and expenses payable under the New Sub-Advisory Agreement will be equal to those paid under the Current Sub-Advisory Agreements. Although the Trust is not a party to the New Sub-Advisory Agreement, it is not expected that this change will have a material effect on the legal remedies available to the Trust or shareholders in the event of a breach of the New Sub-Advisory Agreement.

     Approval of the New Sub-Advisory Agreement is contingent on the approval by shareholders of the New Management Agreement between the Trust and Composite. However, if the New Management Agreement is approved and shareholders of a Fund do not approve the New Sub-Advisory Agreement, then the Board will take such action as it deems is in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

INFORMATION REGARDING JANUS

     Janus is located at 100 Fillmore Street, Denver, Colorado 80206. Janus is an indirect, majority owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Janus has provided investment advice to mutual funds and other large financial clients since 1970. As of June 30, 1997, Janus had approximately $60 billion in assets under management.

     Each director and the principal executive officer of Janus and their principal occupations are listed below.

 NAME AND POSITION WITH JANUS          ADDRESS            PRINCIPAL OCCUPATION
------------------------------  ---------------------  --------------------------
Thomas H. Bailey                100 Fillmore St.       Chairman of Trustees and
  President, Director and       Denver, CO             President of Janus
  Chairman and Chief Executive                         Investment Fund and Janus
  Officer                                              Aspen Series; Chairman and
                                                       Director of Idex
                                                       Management, Inc.
James P. Craig, III             100 Fillmore St.       Trustee and Executive Vice
  Vice President, Director and  Denver, CO             President of Janus
  Chief Investment Officer                             Investment Fund and Janus
                                                       Aspen Series.
Michael E. Herman               9300 Ward Pkwy.        President of Kansas City
  Director                      Kansas City, MO        Royals Baseball Team;
                                                       Chairman of Finance
                                                       Committee, Ewing Marion
                                                       Kauffman Foundation.
Thomas A. McDonnell             1055 Broadway          President and Director of
  Director                      Kansas City, MO        DST Systems, Inc.;
                                                       Director of Euronet
                                                       Services, Inc.
Landon H. Rowland               114 W. 11th St.        President and Chief
  Director                      Kansas City, MO        Executive Officer of
                                                       Kansas City Southern
                                                       Industries, Inc.
Michael Stolper                 525 "B" Street         President of Stolper &
  Director                      San Diego, CA          Company.

     None of the officers or Trustees of the Trust is an officer, employee, director, or shareholder of Janus.

     As compensation for investment sub-advisory services to the Funds for the fiscal year ended December 31, 1996, Janus received compensation from the Growth Fund and Emerging Growth Fund totaling $551,003 and $276,789, respectively.

     Janus currently provides investment services to the following investment companies having an investment objective similar to the investment objective of the Growth Fund:

                                             AMOUNT OF
                                               ASSETS
                                               UNDER
                                           MANAGEMENT AS
                                            OF SEPTEMBER
       NAME OF INVESTMENT COMPANY             30, 1997                RATE OF COMPENSATION
-----------------------------------------  --------------     ------------------------------------
                                                              .75% of first $300 million .70% of
Janus Investment Fund                                         next $200 million .65% over $500
    Janus Mercury Fund...................  $2,087,700,000     million
                                                              .55% on first $100 million .50% on
JNL Series Trust                                              $100-500 million .45% over $500
    JNL Aggregate Growth Series..........  $   75,483,488     million
New England Funds Trust I                                     .55% on first $50 million .50% over
    New England Star Advisers Fund.......  $  237,395,661     $50 million
Sierra Trust Funds                                            .55% on first $100 million .50% over
    Growth Fund..........................  $  289,609,355     $100 million
Seasons Series Trust  (Growth segments of                     .60% on first $200 million .55% over
  four  multi-managed portfolios)........  $   13,429,742     $200 million (on combined assets)

     Janus currently provides investment services to the following investment companies having an investment objective similar to the investment objective of the Emerging Growth Fund:

                                          AMOUNT OF ASSETS
                                          UNDER MANAGEMENT
                                           AS OF SEPTEMBER
       NAME OF INVESTMENT COMPANY             30, 1997                  RATE OF COMPENSATION
----------------------------------------  -----------------     ------------------------------------
                                                                .75% of first $300 million .70% of
Janus Investment Fund                                           next $200 million .65% on assets
    Janus Enterprise Fund...............    $ 588,500,000       over $500 million
                                                                .75% on first $300 million(1) .70%
Janus Aspen Series                                              of next $200 million .65% on assets
    Aggressive Growth Portfolio.........    $ 477,500,000       over $500 million
Allmerica Investment Trust --                                   .60% on first $100 million, .55%
    Select Capital Appreciation Fund....    $ 221,900,000       over $100 million
                                                                .55% on first $100 million, .55% on
JNL Series Trust                                                $100-$500 million, .45% over $500
    JNL Capital Growth Series...........    $  70,300,000       million
John Hancock Variable Series Trust                              .60% on first $100 million, .55%
  I --  Mid Cap Growth Portfolio........    $  34,900,000       over $100 million
                                                                .60% on first $100 million, .55% on
Maxim Series Fund, Inc. --                                      next $400 million and .45% on assets
    Mid-Cap Portfolio...................    $ 226,200,000       over $500 million
                                                                .55% on first $100 million, .50% on
Metropolitan Series Fund --                                     next $400 million, .45% over $500
    Janus Mid-Cap Portfolio.............    $  61,600,000       million
Sierra Trust Funds --                                           .55% on first $100 million, .50%
    Emerging Growth Fund................    $ 262,000,161       over $100 million
IDEX Series Fund                                                50% of fees received by adviser less
    IDEX Capital Appreciation                                   50% of fee waiver or
  Portfolio.............................    $  25,900,000       reimbursement(2)

---------------

(1) Janus Capital has agreed to reduce the portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such portfolio (Janus Enterprise Fund). The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Enterprise Fund was .72% for the quarter ended September 30, 1997.

(2) Adviser's fee is 1.00% of first $750 million, 0.9% of next $250 million, and 0.85% of the assets in excess of $1 billion.

     The fees charged by Janus to the other investment companies are, in some cases, for services in addition to those provided under the New Sub-Advisory Agreement.

SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     Approval of the New Sub-Advisory Agreement for the Fund requires the affirmative vote of a majority of the outstanding shares of each Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of each Fund are present in person or represented by proxy; or (2) more than 50% of each Fund's outstanding shares whichever is less.

 THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE GROWTH FUND AND THE EMERGING GROWTH FUND VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

PROPOSAL 6:  TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE
             INTERNATIONAL GROWTH FUND BETWEEN COMPOSITE AND WARBURG PINCUS ASSET MANAGEMENT, INC.

     As a result of the proposed termination of the Current Advisory Agreements, the Board, including a majority of the Disinterested Trustees, at a meeting held on October 27-28, 1997, concluded that entry into a New Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. Therefore, the Board is recommending that shareholders of the Fund approve the selection of Warburg Pincus Asset Management, Inc. ("Warburg") to continue to serve as the investment sub-adviser to the International Growth Fund and approve a New Sub-Advisory Agreement. Other than the change of the investment adviser to the Fund from Sierra Advisors to Composite, provisions regarding the dates of effectiveness and termination, and deletion of the Trust as a party to the Agreement, there are no material differences between the Current Sub-Advisory Agreement and New Sub-Advisory Agreement.

THE CURRENT SUB-ADVISORY AGREEMENT

     Warburg currently serves as the investment sub-adviser to the International Growth Fund pursuant to an agreement by and among the Trust, Sierra Advisors and Warburg dated April 8, 1996. The Current Sub-Advisory Agreement was approved by shareholders on June 21, 1996 for the purpose of decreasing sub-advisory fees and adding reciprocal and expanded indemnification provisions. Under the Current Sub-Advisory Agreement, Warburg makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, Sierra Advisors and the Trustees.

     The Current Sub-Advisory Agreement provides that Warburg, in return for its fee, and subject to the supervision of the Board and Sierra Advisors will (1) act in conformity with the Trust's Master Trust Agreement, the 1940 Act, the Advisers Act and the Internal Revenue Code of 1986; (2) make investment decisions for the Fund in accordance with the Fund's investment objective(s) and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to Warburg, as they may be amended from time to time; (3) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (4) maintain books and records with respect to the securities transactions of the Fund and will furnish to the Board such periodic, regular and special reports as the Board may request; (5) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and past, present or potential shareholders (other than information publicly available, otherwise legally in the hands of Warburg or pertaining to mutual clients); and (6) will not use such records and information for any purpose other than performance of its responsibilities and duties under the Current Sub-Advisory Agreement, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and, notwithstanding the foregoing, such records may not be withheld where Warburg may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing these services, Warburg will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, Warburg will furnish the Fund or Sierra Advisors with whatever statistical information the Fund or Sierra Advisors may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

     In fulfilling its obligations under the Current Sub-Advisory Agreement, Warburg is entitled to rely on and act in accordance with, and Sierra Advisors has agreed to hold Warburg harmless for any act or omission taken in good faith in reliance on, information and instructions, which may be standing instructions, provided to Warburg by Sierra Advisors, the Trust's administrator, or other agent of Sierra Advisors designated by Sierra Advisors. Such information and instructions shall be conveyed to Warburg in a timely manner so as to permit Warburg to take such action as may be required in an orderly fashion.

     The Current Sub-Advisory Agreement provides for the payment of a fee to Warburg from Sierra Advisors not more than ten days following the last day of each month for services provided in the previous month at the annual rate of 0.50% of the Fund's average daily net assets. In the event that any reduction in the fees paid to Sierra Advisors under the Current Advisory Agreement is required as a result of any statutory or regulatory limitation on investment company expenses, there shall be a proportionate reduction in the fee payable to Warburg; provided that Warburg never will be required to pay more than the amount of fees it receives.

     The Current Sub-Advisory Agreement provides that Warburg will bear all expenses in connection with the performance of its services under the Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of Disinterested Trustees; SEC fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Trust's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board; and any extraordinary expenses.

     The services of Warburg are not deemed to be exclusive, and Warburg is free to render investment advisory and other services to others, including fiduciary and other managed accounts as well as to other investment companies or series of investment companies, so long as its services under the Current Sub-Advisory Agreement are not impaired thereby. The Current Sub-Advisory Agreement also provides that whenever the Fund and one or more other accounts or investment companies advised by Warburg have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner.

     The Current Sub-Advisory Agreement has an initial term of two years from the effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by a vote of a majority of the Fund's outstanding voting securities, as well as by a majority of the Disinterested Trustees. The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty on 60 days written notice by Sierra Advisors, the Board or by the vote of a majority of the outstanding voting securities of the Fund, or upon 90 days written notice by Warburg. In addition, the Current Sub-Advisory Agreement will also terminate automatically upon its assignment.

     Under the Current Sub-Advisory Agreement, Warburg is not liable for any error of judgment or for any loss suffered by the Fund or Sierra Advisors in connection with performance of its obligations under the agreement, except for any losses resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services, or resulting from willful misfeasance, bad faith or gross negligence on Warburg's part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement. In addition, the Current Sub-Advisory Agreement also provides that obligations under the Agreement are binding upon the property and assets of the Fund and not the Trustees, officers, or shareholders of the Fund individually.

THE PROPOSED NEW SUB-ADVISORY AGREEMENT

     The Board approved the proposed New Sub-Advisory Agreement for the fund between Composite and Warburg at a meeting held on October 27-28, 1997 a form of which is attached hereto as Exhibit C. The proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except for the change of the investment adviser from Sierra Advisors to Composite, the dates of execution, effectiveness and initial term, and the deletion of the Trust as a party to the Agreement.

     The sub-advisory fees as a percentage of net assets now payable by Composite will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the sub-advisory fee to which Warburg would have been entitled would have been identical to that to which it was entitled under the Current Sub-Advisory Agreement.

     At a meeting held on October 27-28, 1997, the Board, including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon the obtaining of shareholder approval. The New Sub-Advisory Agreement will continue in effect for an initial term of two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Sub-Advisory Agreement, the Board considered the continuity of services by Warburg. In this regard, the Board took account of the Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Warburg and that the fees and expenses payable under the New Sub-Advisory Agreement will be equal to those paid under the Current Sub-Advisory Agreement. Although the Trust is not a party to the New Sub-Advisory Agreement, it is not expected that this change will have a material effect on the legal remedies available to the Trust or shareholders in the event of a breach of the New Sub-Advisory Agreement.

     Approval of the New Sub-Advisory Agreement is contingent on the approval by shareholders of the New Management Agreement between the Trust and Composite. However, if the New Management Agreement is approved and shareholders of the Fund do not approve the New Sub-Advisory Agreement, then the Board will take such action as it deems is in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

INFORMATION REGARDING WARBURG

     Warburg is located at 466 Lexington Avenue, New York, New York 10017-3147. Warburg is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of September 30, 1997, Warburg managed approximately $21.1 billion of assets, including approximately $12.5 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no other business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg.

     Each Director and the principal executive officer of Warburg and their principal occupations are listed below.

             NAME                  ADDRESS                    PRINCIPAL OCCUPATION
    -----------------------  --------------------      ----------------------------------
    Lionel I. Pincus         466 Lexington Avenue      Chief Executive Officer
                             New York, NY 10017
    John L. Furth            466 Lexington Avenue      Chairman of the Board of Directors
                             New York, NY 10017
    John L. Vogelstein       466 Lexington Avenue      Managing Director
                             New York, NY 10017

     None of the officers or Trustees of the Trust is an officer, employee, director, or shareholder of Warburg.

     As compensation for investment sub-advisory services to the Fund for the fiscal year ended December 31, 1996, Warburg received compensation with respect to the Fund in the amount of $292,199.

     Warburg currently provides investment services to the following investment companies having an investment objective similar to the investment objective of the International Growth Fund:

                                                      AMOUNT OF ASSETS UNDER
                                                            MANAGEMENT
               NAME OF INVESTMENT COMPANY             AS OF OCTOBER 21, 1997    RATE OF COMPENSATION
    ------------------------------------------------  -----------------------   ---------------------
    Warburg Pincus International Equity Fund........      $ 3,183,668,000               1.00%
    Warburg Pincus Institutional Fund, Inc.
         International Equity Portfolio.............      $ 1,262,021,000               0.80%
    Evergreen Investment Trust
         Evergreen International Equity Fund........      $   288,360,155               0.55%
    Sierra Trust Funds
         International Growth Fund..................      $    61,845,541               0.50%
    Style Select Series, Inc.
         International Equity Portfolio.............      $    26,418,580               0.70%
                                                                                      (on first
                                                                                    $100 million)

     The fees charged by Warburg to the other investment companies are, in some cases, for services in addition to those provided under the New Sub-Advisory Agreement.

SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     Approval of the New Sub-Advisory Agreement for the International Growth Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (2) more than 50% of the Fund's outstanding shares whichever is less.

             THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND VOTE FOR APPROVAL OF
                        THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

TRUSTEES AND EXECUTIVE OFFICERS

     Information about the Trust's current Trustees is set forth under Proposal 1 above. Presently, no officer of the Trust is an officer, employee, director or shareholder of Composite. Nonetheless, each of the following officers of the Trust, except Mr. Grant, are officers or employees of an entity that is under common control with Composite:

                                     ADDRESS AND BUSINESS EXPERIENCE            SHARES BENEFICIALLY
 NAME, AGE AND POSITION                DURING THE PAST FIVE YEARS                   OWNED AS OF
     WITH THE TRUST                    (INCLUDING DIRECTORSHIPS)*                 THE RECORD DATE
-------------------------  ---------------------------------------------------  -------------------
Keith B. Pipes (41)        Senior Vice President, Chief Financial Officer and       **
  President and Chief      Secretary, Sierra Capital Management Corporation
  Executive Officer        1988 to 1997; Chief Financial Officer, Secretary
                           and Treasurer, Sierra Fund Administration
                           Corporation, 1988 to 1997; Executive Vice President
                           and Secretary, Sierra Investment Advisors
                           Corporation, 1988 to 1997; Senior Vice President,
                           Chief Financial Officer and Secretary, Sierra
                           Investment Services Corporation, 1992 to 1997.
Michael D. Goth (52)       Chief Operating Officer, Sierra Investment Advisors      **
  Senior Vice President    Corporation, 1991 to present.
Stephen C. Scott (52)      President and Chief Investment Officer, Sierra           **
  Senior Vice President    Investment Advisors Corporation, 1988 to present;
                           Senior Vice President and Chief Investment Officer,
                           Sierra Investment Services Corporation, 1996 to
                           present.

                                     ADDRESS AND BUSINESS EXPERIENCE            SHARES BENEFICIALLY
 NAME, AGE AND POSITION                DURING THE PAST FIVE YEARS                   OWNED AS OF
     WITH THE TRUST                    (INCLUDING DIRECTORSHIPS)*                 THE RECORD DATE
-------------------------  ---------------------------------------------------  -------------------
Craig M. Miller (38)       Vice President and Controller, Sierra Capital            **
  Treasurer and Chief      Management Corporation, Sierra Fund Administration
  Financial Officer        Corporation and Sierra Investment Services
                           Corporation, 1993 to present; Audit Manager,
                           Coopers & Lybrand, L.L.P., 1987 to 1993.
Richard W. Grant (52)      2000 One Logan Square, Philadelphia, PA 19103            **
  Secretary                Partner, Morgan, Lewis & Bockius LLP, 1989 to
                           present.
Darren S. Kishimoto (31)   Fund Administration Manager, Sierra Fund                 **
  Assistant Secretary      Administration Corporation, 1994 to present; Senior
                           Fund Administrator, 1992 to 1994.
Bradley F. Hersh (29)      Finance Manager, Sierra Fund Administration              **
  Assistant Treasurer      Corporation, 1996 to present; Senior Financial
                           Analyst, GW Securities, 1991 to 1995.

---------------

 * The address of each officer of the Trust, unless otherwise noted, is 9301 Corbin Avenue, Suite 333, Northridge, CA 91324.

** As of the Record Date, the Trustees and officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each Fund and Portfolio of the Trust.

     Each officer of the Trust will hold such office until a successor has been elected by the Board. It is the intention of the Nominees, if elected, to replace certain of the Trust's officers with individuals familiar with Composite's mutual fund organization.

PRINCIPAL UNDERWRITER

     Sierra Investment Services Corporation, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Trust's principal underwriter or distributor. Sierra Services is a wholly owned subsidiary of Sierra Capital Management Corporation which is an indirect wholly owned subsidiary of Washington Mutual. For the fiscal year ended December 31, 1996, the Trust paid no distribution fee to Sierra Services. Effective January 1, 1998, Composite Funds Distributor, Inc. located at 601 W. Main Avenue, Spokane, WA 99201 will become the Trust's distributor. Composite Funds Distributor, Inc. is a wholly owned subsidiary of Washington Mutual.

ADMINISTRATOR

     Sierra Administration, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Trust's administrator. Sierra Administration is a wholly owned subsidiary of Sierra Capital Management Corporation which is located at the same address. For the fiscal year ended December 31, 1996, the Trust paid administration fees to Sierra Fund Administration Corporation with regard to the Funds as shown below. Because the Portfolios have only recently commenced operations, the Trust paid no administration fees to Sierra Administration with regard to the Portfolios for the fiscal year ended December 31, 1996. Amounts shown with respect to the Portfolios are for the fiscal period from commencement of operations on June 3, 1997 (September 9, 1997 for the Value Portfolio) through October 31, 1997.

                                                                             ADMINISTRATION
                                FUND/PORTFOLIO                                   FEES*
     --------------------------------------------------------------------    --------------
     Global Money Fund...................................................       $ 36,725
     Growth Fund.........................................................       $193,861
     Short Term High Quality Bond Fund...................................       $ 24,031
     Emerging Growth Fund................................................       $ 95,144
     International Growth Fund...........................................       $100,408
     U.S. Government Fund................................................       $108,980
     Corporate Income Fund...............................................       $105,686
     Growth and Income Fund..............................................       $ 98,181
     Value Portfolio.....................................................            N/A
     Balanced Portfolio..................................................       $(19,632)
     Growth Portfolio....................................................       $(19,095)
     Capital Growth Portfolio............................................       $(19,306)

---------------

* Net of fee waivers and/or expense reimbursements.

     Effective January 1, 1998, Murphey Favre Securities Services, Inc., located at 601 W. Main Avenue, Spokane, Washington 99201, will become the Trust's administrator and transfer agent. Murphey Favre Securities Services, Inc., is a wholly owned subsidiary of Washington Mutual.

PORTFOLIO TRANSACTIONS

     In the fiscal year ended December 31, 1996 the Trust paid $760,663 in brokerage commissions, including $6,031, or 0.8%, in brokerage commissions to affiliated brokers. Brokerage commissions paid to affiliate brokers was comprised of (1) $3,086 paid to J.P. Securities and J.P. Limited, which are affiliates of J.P. Morgan, the investment sub-advisor to the Global Money Fund and Growth and Income Fund; and (2) $2,945 paid to Donaldson, Lufkin & Jenrette, which is an affiliate of Janus, the investment sub-advisor to the Growth Fund and Emerging Growth Fund.

BENEFICIAL OWNERS

     To the Trust's knowledge, as of the Record Date, the following were beneficial owners of 5% or more of the outstanding shares of each Fund and Portfolio.

                                                                             AMOUNT OF     PERCENT OF TOTAL
                                                                             BENEFICIAL         SHARES
                            NAME AND ADDRESS                                 OWNERSHIP       OUTSTANDING
-------------------------------------------------------------------------    ---------     ----------------
SHORT TERM HIGH QUALITY BOND FUND:
  Saul and Rose Geller, 3995 Overland Ave. #315, Culver City, CA 90232        262,617             5.31%

BALANCED PORTFOLIO:
  Hanns K. Hottes, 125 Shevelin Road, Novato, CA 94947                         14,737             7.41%
  Richard H. Redding, 4647 Malaga Cir., Santa Barbara, CA 93110                 9,956             5.00%
  Gladys R. Dunlap, 16330 Sunflower Tr., Orlando, FL 32828                     11,329             5.69%
  True Family Decedents Trust, 5309 Canterbury Dr., San Diego, CA 92116        28,826            14.50%

CAPITAL GROWTH PORTFOLIO:
  M. Betty Wiseman Clegg, 901 Buckingham Dr., Silver Spring, MD 20901           4,555             9.20%
  Russell W. Livingston, 5506 R D Ave., Orlando, FL 32822                       6,973            14.09%
  Bonny Stauffer, 3205 B Gardens E. Dr., Palm Beach, FL 33410                   2,633             5.32%
  Mary R. Fortune, 6211 62nd Way, West Palm Beach, FL 33409                     4,162             8.41%
  Art R. Pierce, 1320 North Street #8, Santa Rosa, CA 95404                     3,300             6.67%
  Tatyana Rybakova, 1030 N. Carson #13, Los Angeles, CA 90046                   2,743             5.54%
  Miguel Medina, 1202 West Service Ave., West Covina, CA 91790                  4,308             8.70%
  Earsel A. Blount, 510 S. Burnside Ave. #1F, Los Angeles, CA 90036             7,471            15.10%

GROWTH PORTFOLIO:
  Bobbie Joe Griner, 2506 Hawthorne Ave., Orlando, FL 32806                     5,354             5.14%
  Mary E. and Ernest A. Perry, 124 Spree Ct., Galt, CA 95632                   10,036             9.64%
  Zane Y. and Verna R. Webb, 20056 Eagle Crest Dr., Foresthill, CA 95631       18,662            17.93%
  William T. and Kathleen S. Short, 4012 Garnet Rd., Pollock Pines, CA          7,288             7.00%
    95726
  Valerie Becker, 309 Spencer Way, Seal Beach, CA 90740                         5,808             5.58%
  Moaciv J. and Cleorice G. Santos, 1946 Layton St., Pasadena, CA 91104         5,518             5.30%

VALUE PORTFOLIO:
  Eleanor M. Clark, 7412 Olive Dr., Bakersfield, CA 93308                       8,901            90.76%

SUBMISSION OF SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust and its Funds and Portfolios are not required to hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to The Sierra Variable Trust, 9301 Corbin Avenue, Northridge, California 91324, c/o Secretary, The Sierra Variable Trust a reasonable period in advance of any such meeting.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the outstanding shares entitled to vote are present in person or by proxy. Approval of Proposals 2, 3, 4, 5 and 6 requires the affirmative vote of a majority of the outstanding shares of each affected Fund or Portfolio. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of a Fund's or Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund or Portfolio are present or represented by proxy; or (2) more than 50% of a Fund's or Portfolio's outstanding shares, whichever is less.

     Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary power) will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2, 3, 4, 5 and 6. Brokers who hold shares as record owners for beneficial owners may have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

OTHER MATTERS

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Trustees,

                                          Keith B. Pipes
                                          President

Dated: November 25, 1997

                                                                       EXHIBIT A

                           THE SIERRA VARIABLE TRUST
                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

     INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated             ,
1997, between The Sierra Variable Trust, a Massachusetts business trust, (the "Trust"), on behalf of each of its series which are listed on the signature page of this Agreement (each referred to herein as a "Fund" and collectively the "Funds") and Composite Research & Management Co., a Washington corporation (the "Manager").

                                   WITNESSETH

     WHEREAS, the Trust is an open-end series management investment company, registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Trust, desires to retain the Manager to render investment management services to each Fund, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Appointment. The Trust hereby appoints the Manager to act as investment manager to the Funds for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Management. Subject to the supervision of the Board of Trustees of the Trust, the Manager shall manage the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with such Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Trust's Board of Trustees and subject to the following understandings:

          (a) The Manager shall provide supervision of each Fund's investments, furnish a continuous investment program for each Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by each Fund, and what portion of the assets will be invested or held as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust of the Trust and the investment policies of the Funds as determined by the Board of Trustees of the Trust.

          (c) The Manager shall determine the securities to be purchased or sold by the Funds and shall place orders for the purchase and sale of portfolio securities, pursuant to its determinations, with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.

          (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

          (e) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the 1940 Act, the Manager, at its expense, may select and contract with one or more investment sub-advisers (the "sub-adviser") for each Fund to perform some or all of the services for which it is responsible pursuant to this Section 2. The Manager shall be solely responsible for the compensation of any sub-adviser of a Fund for its services to such Fund. The Manager may terminate the services of any sub-adviser at any time in its sole discretion, and shall, at such time, assume the responsibilities of such sub-adviser unless and until a successor sub-adviser is selected. To the extent that more than one sub-adviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such sub-adviser.

     3. Services Not Exclusive. The investment management services rendered by the Manager hereunder to the Funds are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

     4. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for the Funds and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Funds, and shall provide the Funds with suitable office space. Other expenses to be incurred in the operation of the Funds (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Funds' or the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Funds or the Trust, as applicable, and any extraordinary expenses will be borne by the Funds.

     5. Compensation. For the services provided pursuant to this Agreement, the Trust shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets at the annual rate for each Fund as stated in Schedule A attached hereto. The Trust acknowledges that the Manager, as agent for the Funds, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The Trust acknowledges that the Manager, as agent for the Funds, may allocate a portion of the fee to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to Composite Funds Distributor, Inc. for facilitating distribution of the Funds. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Trust solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

     6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     7. Delivery of Documents. The Trust has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

          (a) Agreement and Declaration of Trust as presently in effect and as amended from time to time;

          (b) Bylaws of the Trust;

          (c) Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Trust on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Trust and the shares of the Funds;

          (d) Notification of Registration of the Trust under the 1940 Act on Form N-8A;

          (e) Prospectuses of the Trust relating to shares of the Funds (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

          (f) Statement of Additional Information of the Trust relating to shares of the Funds (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

     8. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of each Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by either the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

     9. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

     10. Use of Name and Logo. The Trust agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Trust or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Trust further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

     The Manager and/or its affiliates own the names "Sierra", "Composite" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Trust, which names may be used by the Trust only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Trust of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force, (ii) the Fund and the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Fund and the Trust. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Trust to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and/or its affiliates and the Funds or the Trust, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Trust agrees to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Trust agrees that, upon (i) any violation of the provisions of this Agreement by the Trust, or (ii) any termination of this Agreement, by either party or otherwise, the Trust will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     The provisions of this section shall survive termination of this Agreement.

     11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Trust: 601 W. Main Ave., Suite 300, Spokane, Washington 99201; or if to the Manager: 1201 Third Avenue, Suite 1220, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

     12. Miscellaneous.

     (a) Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     (b) The Trust shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Trust as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

     (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

     (d) If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Agreement and Declaration of Trust and Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Funds, and that the obligations of this Agreement shall be binding upon the assets and properties of each Fund, individually, and shall not be binding upon the assets and property of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Funds or the Trust individually.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                          THE SIERRA VARIABLE TRUST, on behalf
                                          of its series SHORT TERM HIGH QUALITY
                                          BOND FUND,
                                          GROWTH FUND,
                                          EMERGING GROWTH FUND
                                          INTERNATIONAL GROWTH FUND
                                          GLOBAL MONEY FUND
                                          U.S. GOVERNMENT FUND
                                          CORPORATE INCOME FUND
                                          GROWTH AND INCOME FUND
                                          CAPITAL GROWTH PORTFOLIO
                                          GROWTH PORTFOLIO
                                          BALANCED PORTFOLIO
                                          VALUE PORTFOLIO

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:

By:
    --------------------------------
    Name:
    Title:
                                          COMPOSITE RESEARCH & MANAGEMENT CO.

                                          By:
                                            ------------------------------------
                                            William G. Papesh
                                            President

Attest:

By:
    --------------------------------
    Sharon L. Howells
    Secretary

                                   SCHEDULE A

                           THE SIERRA VARIABLE TRUST
                        INVESTMENT MANAGEMENT AGREEMENT

     The fees to be charged to The Sierra Variable Trust for services provided under this Agreement (including any sub-advisory fees) are as follows:

                                                   UP TO      OVER
                                                   $500M     $500M
                                                   -----     ------
Global Money Fund..............................    0.500%    0.400%
U.S. Government Fund...........................    0.600%    0.500%
Corporate Income Fund..........................    0.650%    0.500%

                                                   UP TO      OVER
                                                   $25M       $25M
                                                   -----     ------
Growth Fund....................................    0.950%    0.875%

                                                   UP TO     $200M-      OVER
                                                   $200M     $500M      $500M
                                                   -----     ------     ------
Short Term High Quality Bond Fund..............    0.500%    0.450%     0.400%

                                                   UP TO     $25M-       OVER
                                                   $25M      $500M      $500M
                                                   -----     ------     ------
Emerging Growth Fund...........................    0.900%    0.850%     0.750%

                                                   UP TO     $50M-       OVER
                                                   $50M      $125M      $125M
                                                   -----     ------     ------
International Growth Fund......................    0.950%    0.850%     0.750%

                                                   UP TO     $100M-     $200M-     $400M-     OVER
                                                   $100M     $200M      $400M      $500M      $500M
                                                   -----     ------     ------     ------     -----
Growth & Income Fund...........................    0.800%    0.750%     0.700%     0.650%     0.575%

                                                                                 ALL ASSET LEVELS
                                                                                 ----------------
Capital Growth Portfolio.....................................................           0.10%
Growth Portfolio.............................................................           0.10%
Balanced Portfolio...........................................................           0.10%
Value Portfolio..............................................................           0.10%

                                                                       EXHIBIT B

                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

     This Agreement is made and entered into this day of             , 1997, by
and between Composite Research & Management Co. (the "Manager"), a corporation organized under the laws of the State of Washington and Janus Capital Corporation (the "Sub-Adviser"), a corporation organized under the laws of the State of Colorado.

                                  WITNESSETH:

     WHEREAS, the Manager is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment adviser to the Growth Fund and the Emerging Growth Fund of The Sierra Variable Trust (the "Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts, pursuant to a Management
Contract, dated as of             , 1997, between the Manager and the Trust (the
"Management Contract");

     WHEREAS, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which two investment portfolios are the Growth Fund and the Emerging Growth Fund (each a "Fund" and together, the "Funds");

     WHEREAS, the Sub-Adviser is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act;

     WHEREAS, the Manager is authorized to retain sub-advisers and desires to retain the Sub-Adviser to furnish investment advisory and management services to the Fund and the Sub-Adviser is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and among the parties hereto as follows:

     1. Investment Description; Appointment. The Manager, with the approval of the Trust, desires to employ and hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

     In performance of its duties, the Sub-Adviser will comply with the limitations specified in the Trust's Master Trust Agreement, the By-laws of the Trust and the stated investment objectives, policies and restrictions of each Fund as set forth in the Trust's Registration Statement on Form N-1A, File No. 33-57732, as in effect and which may be amended from time to time (the "Registration Statement"), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Registration Statement, have been or will be submitted to the Sub-Adviser. Copies of all amendments or supplements to the Registration Statement and the Trust's Agreement and Declaration of Trust will be provided to the Sub-Adviser during the continuance of this Agreement before or at the time such amendments or supplements become effective.

     The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Adviser, a certified copy of any financial statements or reports prepared by certified or independent public accountants for the Trust which relate to the Funds, and with copies of any financial statements or reports made by the Trust to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     2. Services as Investment Sub-Adviser. Subject to the supervision of the Board of Trustees of the Trust and of the Manager, the Sub-Adviser will (a) maintain compliance procedures for the Funds that the Sub-Adviser believes are adequate to ensure its compliance with the applicable provisions of the 1940 Act and the Advisers Act; (b) make investment decisions for the Funds in accordance with each Fund's investment objective(s) and policies as stated in each Fund's Registration Statement and, after notice to the Sub-Adviser, as they may be amended from time to time; (c) place purchase and sale orders on behalf of the Funds to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Funds in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Manager quarterly, annual and special reports as the Manager may reasonably request; and (e) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Adviser will supervise each Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Fund's assets.

     Subject to the supervision of the Manager and in accordance with the investment objective and policies as stated in the Trust's Registration Statement, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of each Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of each Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Adviser shall determine. In addition, the Sub-Adviser will furnish the Funds or the Manager with whatever statistical information the Funds or the Manager may reasonably request with respect to the instruments that the Funds may hold or contemplate purchasing.

     3. Brokerage. Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Adviser shall place all orders for the purchase and sale of investments for the Funds with brokers, dealers, futures commissions merchants, or other sources (hereafter, "brokers or dealers") selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. As provided in the Management Contract, any entity or person associated with the Manager or Sub-Adviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust has consented to the retention of compensation for the transactions in accordance with Rule 11a2-2(T)(2)(iv). Purchase or sell orders for the Funds may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser; provided that (i) no advisory account will be favored by the Sub-Adviser over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Adviser's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Adviser shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to such Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Fund and/or other accounts serviced by the Sub-Adviser. The Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to a Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Adviser in managing a Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Adviser shall have the same responsibilities to the Funds as the Sub-Adviser has under this Agreement.

     4. Information Provided to the Trust. The Sub-Adviser will keep the Trust and the Manager informed of developments materially affecting each Fund of which the Sub-Adviser becomes aware and will, on its own initiative, furnish the Trust and the Manager on at least a quarterly basis with whatever information the Sub-Adviser believes is appropriate for this purpose.

     5. Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal or state securities laws, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

     6. Compensation. In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser on the first business day of each month a fee for the previous month at the annual rate of .55% of each Fund's average daily net assets up to $25 million and .50% of each Fund's average daily net assets in excess of $25 million. The fee for the first month shall be prorated based upon the number of days the account was open in that month. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of each Fund's net assets shall be computed at the times and in the manner specified in the Registration Statement.

     7. Expenses. The Sub-Adviser will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Adviser shall bear no expenses of the Trust, a Fund or the Manager. The Trust bears the expenses described in its Registration Statement. Any reimbursement of advisory fees required by the Management Contract between the Trust and the Manager or any voluntary or statutory expense limitation provision shall be the sole responsibility of the Manager.

     8. Services to Other Companies or Accounts. The Manager understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and the Manager has no objection to the Sub-Adviser so acting, provided that whenever a Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner reasonably equitable to each entity. Similarly, opportunities to sell securities will be allocated in such an equitable manner. The Manager recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for a Fund. In addition, the Manager understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature. The Manager recognizes and agrees that the Sub-Adviser may provide advice to other clients which may differ from or be identical to advice given with respect to a Fund.

     9. Term of Agreement. This Agreement shall become effective upon its execution, shall continue for a one year term and shall continue thereafter, with respect to a Fund, so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, with respect to a Fund, without penalty, on 60 days written notice by the Manager, the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days written notice, by the Sub-Adviser and will terminate automatically upon any termination of the Management Contract. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Adviser agrees to notify the Manager of any circumstances that to its best knowledge and belief might result in this Agreement being deemed to be assigned.

     10. Representations of the Manager and the Sub-Adviser. The Manager represents that (i) a copy of the Trust's Agreement and Declaration of Trust, dated January 27, 1993, together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts, (ii) the appointment of the Sub-Adviser has been duly authorized; (iii) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws; and (iv) it is authorized to perform the services herein.

     The Sub-Adviser represents that it is authorized to perform the services described herein.

     11. Indemnification. The Manager shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Disqualifying Conduct.

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

     13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

     14. Governing Law. This Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

     15. Miscellaneous. (a) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of such Fund's shareholders.

     (b) The Manager shall provide the Sub-Adviser with a copy of each Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. Each Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Adviser shall have no liability for the acts or omissions of the Custodian. Any assets added to a Fund shall be delivered directly to the Custodian.

     (c) The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The use by the Trust on its own behalf or on behalf of a Fund of any Janus Mark in any advertisement or sales literature or other materials promoting a Fund shall be with the consent of the Sub-Adviser. The Trust and the Manager shall not, without the consent of the Sub-Adviser, make representations regarding the Sub-Adviser intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting a Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and the Manager. Consent by the Sub-Adviser to such use of any Janus Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, such Fund or the Manager within 3 business days after the request is made by the Trust, a Fund or the Manager for such use of any Janus Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and the Manager shall cease all use of any Janus Mark(s) as soon as reasonably practicable.

     (d) The Sub-Adviser agrees and acknowledges that the Trust is the sole owner of the name and mark "The Sierra Variable Trust" and the Manager is the sole owner of the name and mark "Composite Research & Management Co." and that any and all use of any designation comprised in whole or in part of "The Sierra Variable Trust" or "Composite Research & Management Co." (a "Composite Mark") under this Agreement shall inure to the benefit of the Trust or the Manager, respectively. The use by the Sub-Adviser on its own behalf of any Composite Mark in any advertisement or sales literature or other materials promoting the Sub-Adviser shall be with the consent of the Trust or the Manager, respectively. The Sub-Adviser shall not, without the consent of the Trust or the Manager, as applicable, make representations regarding the Trust, a Fund or the Manager in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Adviser. Consent by the Trust and the Manager to such use of any Composite Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Adviser within 5 business days after the request by the Sub-Adviser is made for such use of any Composite Mark or any such representations. Upon termination of this Agreement for any reason, the Sub-Adviser shall cease any and all use of any Composite Mark as soon as reasonably practicable.

     (e) The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Trust and the Funds shall not be entitled to the advice, recommendation, or judgment of any specific person.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ATTEST:                             COMPOSITE RESEARCH &
                                    MANAGEMENT CO.


                                    By:
-------------------------------        -----------------------------
Name:                                  Name:
Title:                                 Title:


ATTEST:                              JANUS CAPITAL CORPORATION


                                     By:
-------------------------------         -----------------------------
Name:                                   Name:
Title:                                  Title:

                                                                       EXHIBIT C

                                    FORM OF
                             SUB-ADVISER AGREEMENT

     Sub-Adviser Agreement executed as of             , 1997 between Composite
Research & Management Co., a Washington corporation (the "Manager"), and Warburg Pincus Asset Management, Inc., a Delaware corporation (the "Sub-Adviser").

                                  WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

 1. SERVICES TO BE RENDERED BY SUB-ADVISER TO THE SIERRA VARIABLE TRUST.

     (a) Subject always to the control of the Trustees of The Sierra Variable Trust, a Massachusetts business trust (the "Trust") and to the overall supervision of the Manager, the Sub-Adviser, at its expense as provided herein, will render the following services to the International Growth Fund (the "Fund") of the Trust. The Sub-Adviser will furnish continuously an investment program for the portfolio represented by shares of the Fund and will make investment decisions on behalf of the Fund with respect to all of the assets of the Fund, including cash and cash equivalents and will place all orders for the purchase and sale of portfolio securities of the Fund and for the investment, reinvestment and management of cash or cash equivalents of the Fund. The Sub-Adviser is hereby appointed and shall serve as attorney-in-fact and agent of the Fund for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser may be requested by brokers, dealers, counterparties and other persons in connection with the Sub-Adviser's management of the assets of the Fund.

          (i) In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust, the By-laws of the Trust and the stated investment objectives, policies and restrictions of the Fund as set forth in its registration statement on Form N-1A, File No. 33-57732, and will use its best efforts to safeguard and promote the welfare of the Fund, and to comply with other policies which the Trustees or the Manager, as the case may be, may from time to time determine. Copies of the Trust's Registration Statement, including exhibits, Agreement and Declaration of Trust and By-laws, in each case as amended to date, have been or will be provided to the Sub-Adviser, and the Manager agrees promptly to provide the Sub-Adviser with all amendments or supplements to the Registration Statement, Agreement and Declaration of Trust and By-laws.

          (ii) The Sub-Adviser shall make its officers and employees available to the Manager at reasonable times to review investment policies of the Fund and to consult with the Manager regarding the investment affairs of the Fund.

          (iii) The Manager agrees, on an ongoing basis, to notify the Sub-Adviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Fund. The Manager desires to engage and hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth herein.

     (b) The Sub-Adviser, at its expense, will furnish all necessary office space and equipment, bookkeeping and clerical services (excluding shareholder accounting and transfer agency services) required for it to perform its duties hereunder and will pay all salaries, fees and expenses of any officer of the Trust who is an employee of, or otherwise affiliated with, the Sub-Adviser and is not an employee of, or otherwise affiliated with, the Manager; provided that no person who is an employee of, or otherwise affiliated with, the Sub-Adviser shall serve as a Trustee of the Trust.

     (c) The Manager agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities pertaining to the Fund under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the condition of the Fund's affairs.

     (d) In fulfilling its obligations hereunder, the Sub-Adviser shall be entitled to rely on and act in accordance with, and the Manager agrees to hold the Sub-Adviser harmless for any act or omission taken in good faith in reliance on, information and instructions, which may be standing instructions, provided to the Sub-Adviser by the Manager, the Trust's administrator, or other agent of the Manager designated by the Manager. Such information and instructions shall be conveyed to the Sub-Adviser in a timely manner so as to permit the Sub-Adviser to take such action as may be required in an orderly fashion. The Manager agrees to provide or cause to be provided to the Sub-Adviser on an ongoing basis, such information as is reasonably requested by the Sub-Adviser for performance by the Sub-Adviser of its obligations under this Agreement, and the Sub-Adviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such information and the Sub-Adviser relies on the information most recently furnished to the Sub-Adviser. The Manager will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Board of Trustees of the Trust and agrees to promptly provide the Sub-Adviser copies of all amendments thereto.

     (e) In the selection of brokers, dealers, futures commissions merchants or any other sources of portfolio investments for the Fund (hereafter, "brokers or dealers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine that are communicated in writing to the Sub-Adviser as provided in
Section 1(a)(iii) hereof, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities over time with respect to the Trust and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. As provided in the Management Contract referred to in Section 3 below, the Manager agrees that any entity or person associated with the Manager or Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund that is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or Rule 11a2-2(T) thereunder, and the Trust has consented to the retention of compensation for such transactions in accordance with Section 11(a) or Rule 11a2-2(T)(2)(iv) under the 1934 Act.

     (f) In selecting brokers or dealers to execute a particular transaction, and in evaluating the best price and execution available, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) provided to the Sub-Adviser or any affiliated person of the Sub-Adviser. Subject to the requirements of Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser is specifically authorized to select an affiliated person of the Sub-Adviser to execute brokerage, but in no event principal, transactions for the Fund. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold in order to obtain the most favorable execution and/or lower brokerage commissions, if any, and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligation over time to the Fund and to such other clients. Furthermore, the Trust and the Manager recognize that the Sub-Adviser may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time or nature of action taken, with respect to the Fund.

     (g) The Sub-Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.

     (h) The Sub-Adviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5)-(b)(11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request.

 2. OTHER AGREEMENTS, ETC.

     The Manager understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and the Manager has no objection to the Sub-Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in an equitable manner over time. The Manager recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Manager understands that the persons employed by the Sub-Adviser to assist the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

 3. COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

     The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this contract is in effect. For the purposes of determining fees payable to the Sub-Adviser, the value of the net assets of the Fund shall be computed at the times and in the manner specified in the Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect. Such fee shall be payable for each month within 10 business days after the end of such month.

     Notwithstanding the foregoing, in the event that any reduction in the fees paid to the Manager under the investment advisory agreement between the Trust and the Manager and relating to the Fund (the "Management Contract") shall be required as a result of any statutory or regulatory limitation on investment company expenses, there shall be a proportionate reduction in the fee payable to the Sub-Adviser hereunder; provided that the Sub-Adviser will never be required to pay more than the amount of fees it receives.

     If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

 4. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS CONTRACT.

     This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract shall have terminated for any reason; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

 5. INDEMNIFICATIONS.

     (a) The Manager shall indemnify the Sub-Adviser and its controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Sub-Adviser Related Persons") to the fullest extent permitted by law against any and all loss, damage, judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees (collectively "Losses"), incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's registration statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact known or which should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Manager by the Sub-Adviser or a Sub-Adviser Related Person; except to the extent any such Losses result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     (b) The Sub-Adviser shall indemnify the Manager and its controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Manager or Manager Related Persons arising from or in connection with this Agreement or the performance by the Manager or Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's failure to perform its responsibilities to the Manager, the Fund or the Trust hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's registration statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact known or which should have been known and was required to be stated therein or necessary to make the statements therein not misleading, to the extent that such statement or omission was based on information provided by the Sub-Adviser or a Sub-Adviser Related Person unless such statement or omission was made in reliance upon written information furnished to the Sub-Adviser or Sub-Adviser Related Person by the Manager or a Manager Related Person; and except to the extent any such Losses result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Manager or a Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     (c) The indemnifications provided in this Section 5 shall survive the termination of this Agreement.

 6. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

     This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

          (a) The Trust may at any time terminate this Agreement by not more than sixty (60) days written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Sub-Adviser, or

          (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and
     (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate as at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder, or

          (c) The Manager may at any time terminate this Agreement by not less than sixty (60) days written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser, and the Sub-Adviser may at any time terminate this Agreement by not less than ninety (90) days written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

     Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Agreement pursuant to this Section 6 shall be without the payment of any penalty.

 7. CERTAIN INFORMATION.

     The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust and (c) there shall be any change in the control of the Sub-Adviser.

 8. CERTAIN DEFINITIONS.

     (a) For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of or the Fund entitled to vote at such meeting are present in person or by proxy, or
(b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     (b) For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the Rules and Regulations thereunder.

 9.  NONLIABILITY OF SUB-ADVISER.

     The Sub-Adviser shall exercise its best judgment in rendering its services under this agreement. Except as may otherwise be provided by federal or state securities laws and in Section 5 hereof, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust or the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

10.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is reviewed and approved on behalf of the Trust by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

11.  USE OF NAMES.

     (a) It is understood that the name "Warburg Pincus Asset Management, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates and that the

Trust and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Trust and/or Fund only with the prior written approval of the Sub-Adviser and for so long as the Sub-Adviser is an investment sub-adviser to the Trust and/or the Fund; provided that the Trust and the Fund may use such name (or derivative or logo) without such prior written approval in offering materials of the Trust to the extent that (i) such materials simply list the Sub-Adviser as the Sub-Adviser to the Fund as part of a listing of the investment sub-advisers to the series or portfolios of the Trust with a brief description of the Sub-Adviser's experience and duties hereunder; (ii) such materials include such name (or derivative or logo) and any related information that has been previously approved by the Sub-Adviser or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Trust's registration statement; or (iii) such materials are intended for broker-dealer use only, for use by the Trust's Trustees, or for internal use by the Trust and the Manager. Such prior written approval of the Sub-Adviser shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or the Manager within three business days after the request is made by the Trust, the Fund or the Manager for such use. Upon termination of this Agreement, the Trust and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

     (b) It is understood that the names "The Sierra Variable Trust," and "Composite Research & Management Co." or any derivatives thereof or logos associated with such names is the valuable property of the Trust and/or the Manager and their affiliates and that the Sub-Adviser or its affiliates have the right to use such names (or derivatives or logos) in marketing materials of the Sub-Adviser or its affiliates only with the prior written approval of the Manager or the Trust, as applicable, and for so long as the Sub-Adviser is an investment sub-adviser to the Trust and/or the Fund; provided that the Sub-Adviser or its affiliates may use such names (or derivatives or logos) without such prior written approval in marketing materials of the Sub-Adviser or its affiliates to the extent that (i) such materials simply list the Trust or the Fund as part of a listing of the investment companies advised by the Sub-Adviser or its affiliates with a brief description of the Trust or the Fund; or (ii) such materials include such names (or derivatives or logos) and any related information that has been previously approved by the Trust or the Manager, as applicable, or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Form ADV or Form BD of the Sub-Adviser or its affiliates; or (iii) such materials are intended for broker-dealer use only or for internal use by the Sub-Adviser. Such prior written approval of the Manager or the Trust, as applicable, shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Adviser within three business days after the request is made by the Sub-Adviser for such use. Upon termination of this Agreement, the Sub-Adviser and its affiliates shall forthwith cease to use such names (or derivatives or logos) as soon as reasonably practicable.

     IN WITNESS WHEREOF, the Manager and the Sub-Adviser have each caused this instrument to be signed below in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                          COMPOSITE RESEARCH & MANAGEMENT CO.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          WARBURG PINCUS
                                          ASSET MANAGEMENT, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                                GLOBAL MONEY FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTGMF                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--GLOBAL MONEY FUND

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

3.    To approve implementation of a structure for the Trust
      which would permit the Board of Trustees to replace or
      appoint investment sub-advisers of each Fund without
      the necessity of seeking shareholder approval.          [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                        SHORT TERM HIGH QUALITY BOND FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTST                                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


THE SIERRA VARIABLE TRUST--SHORT TERM HIGH QUALITY BOND FUND

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

3.    To approve implementation of a structure for the Trust
      which would permit the Board of Trustees to replace or
      appoint investment sub-advisers of each Fund without
      the necessity of seeking shareholder approval.          [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                              U.S. GOVERNMENT FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTUSG                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--U.S. GOVERNMENT FUND

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

3.    To approve implementation of a structure for the Trust
      which would permit the Board of Trustees to replace or
      appoint investment sub-advisers of each Fund without
      the necessity of seeking shareholder approval.          [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                              CORPORATE INCOME FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTCIF                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--CORPORATE INCOME FUND

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

3.    To approve implementation of a structure for the Trust
      which would permit the Board of Trustees to replace or
      appoint investment sub-advisers of each Fund without
      the necessity of seeking shareholder approval.          [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                             GROWTH AND INCOME FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTGAI                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--GROWTH AND INCOME FUND

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

3.    To approve implementation of a structure for the Trust
      which would permit the Board of Trustees to replace or
      appoint investment sub-advisers of each Fund without
      the necessity of seeking shareholder approval.          [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                                   GROWTH FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTGRF                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--GROWTH FUND

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

3.    To approve implementation of a structure for the Trust
      which would permit the Board of Trustees to replace or
      appoint investment sub-advisers of each Fund without
      the necessity of seeking shareholder approval.          [ ]     [ ]       [ ]

4.    To approve a new Investment Sub-Advisory Agreement for
      the Growth Fund between Composite and Janus Capital
      Corporation. (contingent upon approval of Proposal 2)   [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                              EMERGING GROWTH FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTEGF                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--EMERGING GROWTH FUND

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

3.    To approve implementation of a structure for the Trust
      which would permit the Board of Trustees to replace or
      appoint investment sub-advisers of each Fund without
      the necessity of seeking shareholder approval.          [ ]     [ ]       [ ]

5.    To approve a new Investment Sub-Advisory Agreement for
      the Emerging Growth Fund between Composite and Janus
      Capital Corporation. (contingent upon approval
      of Proposal 2)                                          [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                            INTERNATIONAL GROWTH FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTIGF                                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--INTERNATIONAL GROWTH FUND

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

3.    To approve implementation of a structure for the Trust
      which would permit the Board of Trustees to replace or
      appoint investment sub-advisers of each Fund without
      the necessity of seeking shareholder approval.          [ ]     [ ]       [ ]

6.    To approve a new Investment Sub-Advisory Agreement for
      the International Growth Fund between Composite and
      Warburg Pincus Asset Management, Inc. (contingent
      upon approval of Proposal 2)                            [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                            CAPITAL GROWTH PORTFOLIO

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTCGP                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--CAPITAL GROWTH PORTFOLIO

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                                GROWTH PORTFOLIO

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTGRP                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--GROWTH PORTFOLIO

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                               BALANCED PORTFOLIO

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTBAP                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--BALANCED PORTFOLIO

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date

AMERICAN GENERAL LIFE
P.O. BOX 1931
HOUSTON, TX 77251

                            THE SIERRA VARIABLE TRUST
                                 VALUE PORTFOLIO

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                  OF THE TRUSTEES OF THE SIERRA VARIABLE TRUST.

   This proxy is for your use in voting on various matters relating to The Sierra Variable Trust (the "Trust"). The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account D") to vote shares of the Global Money Fund, Short Term High Quality Bond Fund, U.S. Government Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund (the "Funds"), and the Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (the "Portfolios"), attributable to his/her variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds/Portfolios to be held at 11:00 a.m. Pacific Time on December 23, 1997, and at any adjournment thereof, upon the proposals below and as set forth in the Notice of Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the American General Information Statement and the Trust's Proxy Statement accompanying this Voting Instruction Card and revokes any instructions previously given.

   With respect to those shares for which instructions have not been received by Separate Account D before the meeting, Separate Account D will vote those shares in the affirmative, in the negative or in abstention, in the same proportion as those shares for which instructions have been received.

   This ballot, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this ballot will be voted in favor of the proposals.

By signing and dating below you instruct American General Life Insurance Company Separate Account D to vote shares of the Funds/Portfolios attributable to your variable annuity contract at the Special Meeting of Shareholders of The Trust or at any and all adjournments of the Special Meeting. It shall vote as recommended by the trustees, except as you have otherwise indicated on the card below and in its discretion upon such other matters as may properly come before the Special Meeting.

Note:  Please sign your name(s) as printed above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SVTVAP                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SIERRA VARIABLE TRUST--VALUE PORTFOLIO

VOTE ON PROPOSALS

1. To consider and act upon a proposal to elect a Board of Trustees. 01) Arthur H. Bernstein, 02) Anne V. Farrell, 03) Daniel L. Pavelich, 04) Wayne L. Attwood, 05) John W. English, 06) Jay Rockey, 07) David E. Anderson, 08) Michael K. Murphy, 09) Richard C. Yancey, 10) Kristianne Blake, 11) Alfred E. Osborne, Jr., 12) Edmond R. Davis, 13) William G. Papesh

      FOR       WITHHOLD      FOR ALL        To withhold authority to vote for
      ALL         ALL         EXCEPT:        specific nominees, mark "For All
                                             Except" and write the nominee's
      [ ]         [ ]          [  ]          number on the line below.

                                             -----------------------------------

                                                              FOR   AGAINST   ABSTAIN
2.    To approve a new Investment Management Agreement
      between the Trust, on behalf of each Fund, and
      Composite Research & Management Co. ("Composite").      [ ]     [ ]       [ ]

      To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date